===============================================================================
                    AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF APRIL 30, 1997

                                    AMONG


                           THE EARTHGRAINS COMPANY,


                 THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                         THE CHASE MANHATTAN BANK
                                    AND
                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                               AS CO-AGENTS,


                       BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION,

                          AS ADMINISTRATIVE AGENT

                                    AND

                     LETTER OF CREDIT ISSUING LENDER,

                                    AND


              THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO



                                ARRANGED BY

                       BANCAMERICA SECURITIES, INC.


===============================================================================

SECTION                  TABLE OF CONTENTS                   Page


                            ARTICLE I
                            DEFINITIONS. . . . . . . . . . . .  1

1.1   Certain Defined Terms. . . . . . . . . . . . . . . . . .  1
1.2   Other Interpretive Provisions. . . . . . . . . . . . . . 21
1.3   Accounting Principles. . . . . . . . . . . . . . . . . . 22

                           ARTICLE II
                           THE CREDITS . . . . . . . . . . . . 22

2.1   Amounts and Terms of Commitments . . . . . . . . . . . . 22
2.2   Loan Accounts. . . . . . . . . . . . . . . . . . . . . . 23
2.3   Procedure for Committed Borrowing. . . . . . . . . . . . 23
2.4   Conversion and Continuation Elections for Committed
       Borrowings. . . . . . . . . . . . . . . . . . . . . . . 24
2.5   Bid Borrowings . . . . . . . . . . . . . . . . . . . . . 26
2.6   Procedure for Bid Borrowings . . . . . . . . . . . . . . 26
2.7   Voluntary Termination or Reduction of Commitments. . . . 30
2.8   Optional Prepayments . . . . . . . . . . . . . . . . . . 30
2.9   Repayment. . . . . . . . . . . . . . . . . . . . . . . . 30
2.10  Interest . . . . . . . . . . . . . . . . . . . . . . . . 31
2.11  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . 31
      (a)  Arrangement, Agency Fees. . . . . . . . . . . . . . 31
      (b)  Facility Fees . . . . . . . . . . . . . . . . . . . 32
2.12   Computation of Fees and Interest. . . . . . . . . . . . 32
2.13   Payments by the Company . . . . . . . . . . . . . . . . 32
2.14   Payments by the Lenders to the Administrative Agent . . 33
2.15   Sharing of Payments, Etc. . . . . . . . . . . . . . . . 34
2.16   Extension of Scheduled Termination Date; Substitution
        of Lenders . . . . . . . . . . . . . . . . . . . . . . 36
2.17   Optional Increase in Commitments. . . . . . . . . . . . 37
2.18   Maintenance of Existing Offshore Borrowings on a Non-Pro-
        Rata Basis; Temporary Non-Pro-Rata Borrowings. . . . . 38

                           ARTICLE III
                      THE LETTERS OF CREDIT. . . . . . . . . . 40

3.1   The Letter of Credit Subfacility.. . . . . . . . . . . . 40
3.2   Issuance, Amendment and Renewal of Letters of Credit . . 41
3.3   Risk Participations, Drawings and Reimbursements . . . . 44
3.4   Repayment of Participations. . . . . . . . . . . . . . . 46
3.5   Role of the Issuing Lenders. . . . . . . . . . . . . . . 46
3.6   Obligations Absolute . . . . . . . . . . . . . . . . . . 47
3.7   Cash Collateral Pledge . . . . . . . . . . . . . . . . . 49
3.8   Letter of Credit Fees. . . . . . . . . . . . . . . . . . 49
3.9   Uniform Customs and Practice . . . . . . . . . . . . . . 49

                                    i

SECTION                  TABLE OF CONTENTS                   Page


                           ARTICLE IV
             TAXES, YIELD PROTECTION AND ILLEGALITY. . . . . . 49

4.1   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 49
4.2   Illegality . . . . . . . . . . . . . . . . . . . . . . . 51
4.3   Increased Costs and Reduction of Return. . . . . . . . . 52
4.4   Funding Losses . . . . . . . . . . . . . . . . . . . . . 53
4.5   Inability to Determine Rates . . . . . . . . . . . . . . 53
4.6   Certificates of Lenders. . . . . . . . . . . . . . . . . 54
4.7   Substitution of Lenders. . . . . . . . . . . . . . . . . 54
4.8   Survival . . . . . . . . . . . . . . . . . . . . . . . . 54

                            ARTICLE V
                      CONDITIONS PRECEDENT . . . . . . . . . . 54

5.1   Conditions to Effectiveness. . . . . . . . . . . . . . . 54
      (a) Agreement and Notes. . . . . . . . . . . . . . . . . 55
      (b) Resolutions; Incumbency. . . . . . . . . . . . . . . 55
      (c) Organization Documents . . . . . . . . . . . . . . . 55
      (d) Legal Opinions . . . . . . . . . . . . . . . . . . . 55
      (e) Payment of Fees. . . . . . . . . . . . . . . . . . . 55
      (f) Certificate. . . . . . . . . . . . . . . . . . . . . 56
      (g) Guaranty . . . . . . . . . . . . . . . . . . . . . . 56
      (h) Other Documents. . . . . . . . . . . . . . . . . . . 56
5.2   Conditions to All Credit Extensions. . . . . . . . . . . 56
      (a) Notice, Application. . . . . . . . . . . . . . . . . 56
      (b) Continuation of Representations and Warranties . . . 56
      (c) No Existing Default. . . . . . . . . . . . . . . . . 57

                           ARTICLE VI
                 REPRESENTATIONS AND WARRANTIES. . . . . . . . 57

6.1   Corporate Existence and Power. . . . . . . . . . . . . . 57
6.2   Corporate Authorization; No Contravention. . . . . . . . 57
6.3   Governmental Authorization . . . . . . . . . . . . . . . 58
6.4   Binding Effect . . . . . . . . . . . . . . . . . . . . . 58
6.5   Litigation . . . . . . . . . . . . . . . . . . . . . . . 58
6.6   No Default . . . . . . . . . . . . . . . . . . . . . . . 59
6.7   ERISA Compliance . . . . . . . . . . . . . . . . . . . . 59
6.8   Use of Proceeds; Margin Regulations. . . . . . . . . . . 59
6.9   Title to Properties. . . . . . . . . . . . . . . . . . . 60
6.10  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 60
6.11  Financial Condition. . . . . . . . . . . . . . . . . . . 60
6.12  Environmental Matters. . . . . . . . . . . . . . . . . . 61
6.13  Regulated Entities . . . . . . . . . . . . . . . . . . . 61
6.14  No Burdensome Restrictions . . . . . . . . . . . . . . . 61
6.15  Copyrights, Patents, Trademarks and Licenses, etc. . . . 61

                                    ii

SECTION                  TABLE OF CONTENTS                   Page


6.16  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . 61
6.17  Insurance. . . . . . . . . . . . . . . . . . . . . . . . 61
6.18  Swap Obligations . . . . . . . . . . . . . . . . . . . . 62
6.19  Full Disclosure. . . . . . . . . . . . . . . . . . . . . 62

                           ARTICLE VII
                      AFFIRMATIVE COVENANTS. . . . . . . . . . 62

7.1   Financial Statements . . . . . . . . . . . . . . . . . . 62
7.2   Certificates; Other Information. . . . . . . . . . . . . 63
7.3   Notices. . . . . . . . . . . . . . . . . . . . . . . . . 63
7.4   Preservation of Corporate Existence, Etc . . . . . . . . 64
7.5   Maintenance of Property. . . . . . . . . . . . . . . . . 65
7.6   Insurance. . . . . . . . . . . . . . . . . . . . . . . . 65
7.7   Payment of Obligations . . . . . . . . . . . . . . . . . 65
7.8   Compliance with Laws . . . . . . . . . . . . . . . . . . 65
7.9   Compliance with ERISA. . . . . . . . . . . . . . . . . . 66
7.10  Inspection of Property and Books and Records . . . . . . 66
7.11  Environmental Laws . . . . . . . . . . . . . . . . . . . 66
7.12  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . 66
7.13  Further Assurances . . . . . . . . . . . . . . . . . . . 66

                          ARTICLE VIII
                       NEGATIVE COVENANTS. . . . . . . . . . . 67

8.1   Financial Condition Covenants. . . . . . . . . . . . . . 67
      (a)  Leverage Ratio. . . . . . . . . . . . . . . . . . . 67
      (b)  Interest Coverage Ratio . . . . . . . . . . . . . . 67
8.2   Limitation on Liens. . . . . . . . . . . . . . . . . . . 67
8.3   Disposition of Assets. . . . . . . . . . . . . . . . . . 69
8.4   Consolidations and Mergers . . . . . . . . . . . . . . . 69
8.5   Loans and Investments. . . . . . . . . . . . . . . . . . 70
8.6   Limitation on Foreign Subsidiary Indebtedness. . . . . . 71
8.7   Transactions with Affiliates . . . . . . . . . . . . . . 71
8.8   Use of Proceeds. . . . . . . . . . . . . . . . . . . . . 71
8.9   Swap Contracts . . . . . . . . . . . . . . . . . . . . . 72
8.10  Guarantors . . . . . . . . . . . . . . . . . . . . . . . 72
8.11  Restricted Payments. . . . . . . . . . . . . . . . . . . 72
8.12  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . 73
8.13  Change in Business . . . . . . . . . . . . . . . . . . . 73
8.14  Accounting Changes . . . . . . . . . . . . . . . . . . . 73

                           ARTICLE IX
                        EVENTS OF DEFAULT. . . . . . . . . . . 73

9.1   Event of Default . . . . . . . . . . . . . . . . . . . . 73
      (a)  Non-Payment . . . . . . . . . . . . . . . . . . . . 73

                                    iii

SECTION                  TABLE OF CONTENTS                   Page


      (b)  Representation or Warranty. . . . . . . . . . . . . 73
      (c)  Specific Defaults . . . . . . . . . . . . . . . . . 73
      (d)  Other Defaults. . . . . . . . . . . . . . . . . . . 74
      (e)  Cross-Default . . . . . . . . . . . . . . . . . . . 74
      (f)  Insolvency; Voluntary Proceedings . . . . . . . . . 74
      (g)  Involuntary Proceedings . . . . . . . . . . . . . . 74
      (h)  ERISA . . . . . . . . . . . . . . . . . . . . . . . 75
      (i)  Judgments . . . . . . . . . . . . . . . . . . . . . 75
      (j)  Change of Control . . . . . . . . . . . . . . . . . 75
      (k)  Guarantor Defaults. . . . . . . . . . . . . . . . . 75
9.2   Remedies . . . . . . . . . . . . . . . . . . . . . . . . 76
9.3   Rights Not Exclusive . . . . . . . . . . . . . . . . . . 76

                            ARTICLE X
                    THE ADMINISTRATIVE AGENT . . . . . . . . . 77

10.1   Appointment and Authorization; "Administrative Agent" . 77
10.2   Delegation of Duties. . . . . . . . . . . . . . . . . . 77
10.3   Liability of Administrative Agent . . . . . . . . . . . 78
10.4   Reliance by Administrative Agent. . . . . . . . . . . . 78
10.5   Notice of Default . . . . . . . . . . . . . . . . . . . 79
10.6   Credit Decision . . . . . . . . . . . . . . . . . . . . 79
10.7   Indemnification of Administrative Agent . . . . . . . . 80
10.8   Administrative Agent in Individual Capacity . . . . . . 80
10.9   Successor Administrative Agent. . . . . . . . . . . . . 81
10.10  Withholding Tax . . . . . . . . . . . . . . . . . . . . 81
10.11  Co-Agents . . . . . . . . . . . . . . . . . . . . . . . 83

                           ARTICLE XI
                          MISCELLANEOUS. . . . . . . . . . . . 83

11.1   Amendments and Waivers. . . . . . . . . . . . . . . . . 83
11.2   Notices . . . . . . . . . . . . . . . . . . . . . . . . 84
11.3   No Waiver; Cumulative Remedies. . . . . . . . . . . . . 85
11.4   Costs and Expenses. . . . . . . . . . . . . . . . . . . 85
11.5   Company Indemnification . . . . . . . . . . . . . . . . 86
11.6   Payments Set Aside. . . . . . . . . . . . . . . . . . . 87
11.7   Successors and Assigns. . . . . . . . . . . . . . . . . 87
11.8   Assignments, Participations, etc. . . . . . . . . . . . 87
11.9   Confidentiality . . . . . . . . . . . . . . . . . . . . 89
11.10  Set-off . . . . . . . . . . . . . . . . . . . . . . . . 90
11.11  Notification of Addresses, Lending Offices, Etc.. . . . 90
11.12  Counterparts. . . . . . . . . . . . . . . . . . . . . . 90
11.13  Severability. . . . . . . . . . . . . . . . . . . . . . 90
11.14  No Third Parties Benefited. . . . . . . . . . . . . . . 90
11.15  Governing Law and Jurisdiction. . . . . . . . . . . . . 91
11.16  Waiver of Jury Trial. . . . . . . . . . . . . . . . . . 91

                                    iv

SECTION                  TABLE OF CONTENTS                   Page


11.17  Entire Agreement. . . . . . . . . . . . . . . . . . . . 92
11.18  Amendment and Restatement; Return of Notes. . . . . . . 92



                                    v

SCHEDULES

Schedule 2.1          Commitments and Pro Rata Shares
Schedule 3.3          Existing Letters of Credit
Schedule 6.5          Litigation
Schedule 6.7          ERISA
Schedule 6.11         Material Liabilities
Schedule 6.12         Environmental Matters
Schedule 6.16         Subsidiaries and Minority Interests
Schedule 8.2          Permitted Liens
Schedule 11.2         Lending Offices; Addresses for Notices


EXHIBITS

Exhibit A        Form of Notice of Committed Borrowing
Exhibit B        Form of Notice of Conversion/Continuation
Exhibit C        Form of Competitive Bid Request
Exhibit D        Form of Invitation for Competitive Bid
Exhibit E        Form of Competitive Bid
Exhibit F        Form of Guaranty
Exhibit G        Form of Compliance Certificate
Exhibit H        Form of Opinion of Counsel to the Company and
                 the Guarantors
Exhibit I        Form of Opinion of Special Counsel to the
                 Administrative Agent
Exhibit J        Form of Assignment and Acceptance
Exhibit K        Form of Promissory Note
Exhibit L        Form of Request for Extension of Termination
                 Date
Exhibit M        Form of Request for Increase in Commitments

              AMENDED AND RESTATED CREDIT AGREEMENT


     This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 30, 1997, among THE EARTHGRAINS COMPANY, a Delaware corporation (the "Company"), the several financial
                  -------
institutions from time to time party to this Agreement (collectively the "Lenders"; individually each a
                   -------
"Lender"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS
 ------
ASSOCIATION, as letter of credit issuing lender, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Lenders.

     WHEREAS, the Company, various lenders and Bank of America
National Trust and Savings Association, as administrative agent, have entered into a Credit Agreement dated as of February 27,
1996 (as amended, the "Existing Credit Agreement"); and
                       -------------------------

     WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety pursuant hereto;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree that the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:


                            ARTICLE I

                           DEFINITIONS

     1.1  Certain Defined Terms.  The following terms have
          ---------------------
the following meanings:

          Absolute Rate - see subsection 2.6(c)(ii)(C).
          -------------       ------------------------

          Acquisition means any transaction or series of
          -----------
     related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

          Administrative Agent means BofA in its capacity as
          --------------------
     agent for the Lenders hereunder, and any successor agent
     arising under Section 10.9.
                   ------------

          Administrative Agent-Related Persons means BofA and
          ------------------------------------
     any successor agent arising under Section 10.9 and any
                                       ------------
     successor letter of credit issuing bank hereunder, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          Administrative Agent's Payment Office means the
          -------------------------------------
     address for payments set forth on Schedule 11.2 or such
                                       -------------
     other address as the Administrative Agent may from time to time specify.

          Affiliate means, as to any Person, any other Person
          ---------
     which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or membership interests, by contract or otherwise.

          Agreement means this Amended and Restated Credit
          ---------
     Agreement.

          Anheuser-Busch means Anheuser-Busch Companies,
          --------------
     Inc., a Delaware corporation.

          Applicable Margin means, with respect to any
          -----------------
     Offshore Rate Committed Loan (and with respect to the L/C Fee Rate), (a) initially, 0.20% per annum, and (b) beginning on any date on which the Applicable Margin is to be adjusted pursuant to the sentence following the table below, the rate per annum set forth in the table below opposite the applicable Interest Coverage Ratio:

           Interest                  Applicable
           Coverage Ratio              Margin
           --------------            ----------
          Greater than or equal       0.17%
          to 10 to 1

          Greater than or equal       0.20%
          to 4 to 1 but less
          than 10 to 1

          Less than 4 to 1            0.30%

     The Applicable Margin for all Offshore Rate Committed Loans (and for purposes of the L/C Fee Rate) shall be adjusted, to the extent applicable, 56 days (or, in the case of the last fiscal quarter of any year, 101 days) after the end of each fiscal quarter, based on the Interest Coverage Ratio for the Computation Period ending on the last day of such fiscal quarter; it being understood that if the Company fails
              -------------------
     to deliver the financial statements required by subsection
                                                     ----------
     7.1(a) or 7.1(b), as applicable, and the related
     ------    ------
     Compliance Certificate required by subsection 7.2(b) by
                                        -----------------
     the 56th day (or, if applicable, the 101st day) after any fiscal quarter, the Applicable Margin shall be 0.30% until such financial statements and Compliance Certificate are delivered.

          Arranger means BancAmerica Securities, Inc., a
          --------
     Delaware corporation.

          Assignee - see subsection 11.8(a).
          --------       ------------------

          Assignment and Acceptance - see subsection
          -------------------------       ----------
11.8(a).
-------
          Attorney Costs means and includes all reasonable
          --------------
     fees and disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all reasonable disbursements of internal counsel.

          Bankruptcy Code means the Federal Bankruptcy Reform
          ---------------
     Act of 1978 (11 U.S.C. Section 101, et seq.).
                                         ------

          Base Rate means, for any day, the higher of:  (a)
          ---------
     0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          Base Rate Committed Loan means a Committed Loan, or
          ------------------------
     an L/C Advance, that bears interest based on the Base Rate.

          Bid Borrowing means a Borrowing hereunder
          -------------
     consisting of one or more Bid Loans made to the Company on the same day by one or more Lenders.

          Bid Loan means a Loan by a Lender to the Company
          --------
     under Section 2.6.
           -----------

          BofA means Bank of America National Trust and
          ----
     Savings Association, a national banking association.

          Borrowing means a borrowing hereunder consisting of
          ---------
     Committed Loans of the same Type, or Bid Loans, made to the
     Company on the same day by one or more Lenders under
     Article II and, other than in the case of Base Rate
     ----------
     Committed Loans, having the same Interest Period.  A
     Borrowing may be a Bid Borrowing or a Committed Borrowing.

          Borrowing Date means any date on which a Borrowing
          --------------
     occurs under Section 2.3 or 2.6.
                  -----------    ---

          Business Day means any day other than a Saturday,
          ------------
     Sunday or other day on which commercial banks in New York City, Chicago or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Committed Loan, means such a day on which dealings are carried on in the offshore dollar interbank market.

          Capital Adequacy Regulation means any guideline,
          ---------------------------
     request or directive of any central bank or other
     Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          Cash Collateralize means to pledge and deposit with
          ------------------
     or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lenders and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Required Lenders. Derivatives of such term shall have corresponding meanings. Cash collateral shall be maintained in blocked accounts at BofA or, with BofA's consent, the applicable Issuing Lender.

          Change of Control means any of the following
          -----------------
     events:

          (a) any Person or group (within the meaning of Rule 13d-5 of the SEC under the Securities Exchange Act of 1934 as in effect on the date hereof) shall become the Beneficial Owner (as defined in Rule 13d-3 of the SEC under the Securities Exchange Act of 1934 as in effect on the date hereof) of 25% or more of the capital stock or other equity interests of the Company the holders of which are entitled under ordinary circumstances (irrespective of whether at the time the holders of such stock or other equity interests shall have or might have voting power by reason of the happening of any contingency) to vote for the election of the directors of the Company;

          (b) a majority of the members of the Board of Directors of the Company shall cease to be Continuing
     Members; or

          (c) any event or condition relating to a change of control of the Company shall occur which requires, or permits the holder or holders (or any agent or trustee therefor) of any Indebtedness of the Company or any Subsidiary to require, the purchase or repurchase prior to its expressed maturity of any Indebtedness of the Company or any Subsidiary in an aggregate principal amount (for all such Indebtedness) of $30,000,000 or more.

          Code means the Internal Revenue Code of 1986, and
          ----
     regulations promulgated thereunder.

          Commitment - see Section 2.1.  As of the
          ----------       -----------
     Effective Date, the amount of the combined Commitments of all Lenders is $225,000,000.

          Committed Borrowing means a Borrowing hereunder
          -------------------
     consisting of Committed Loans made by the Lenders ratably according to their respective Pro Rata Shares.

          Committed Loan means a Loan by a Lender to the
          --------------
     Company under Section 2.1, which may be a Base Rate
                   -----------
     Committed Loan or an Offshore Rate Committed Loan (each a
     "Type" of Committed Loan).
      ----

          Company - see the Preamble.
          -------           --------

          Competitive Bid means an offer by a Lender to make
          ---------------
     a Bid Loan in accordance with subsection 2.6(c).
                                   ----------------

          Competitive Bid Request - see subsection
          -----------------------       ----------
     2.6(a).
     ------

          Compliance Certificate means a certificate
          ----------------------
     substantially in the form of Exhibit G.
                                  ---------

          Computation Period means any period of four
          ------------------
     consecutive fiscal quarters ending on the last day of a fiscal quarter.

          Consolidated Total Assets means the consolidated
          -------------------------
     total assets of the Company and its Subsidiaries.

          Contingent Obligation means, as to any Person, any
          ---------------------
     direct or indirect liability of such Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each a
     "Guaranty Obligation"); (b) with respect to any Surety
      -------------------
     Instrument issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall (a) in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (b) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

          Continuing Member means a member of the Board of
          -----------------
     Directors of the Company who either (a) was a member of the Company's Board of Directors on the Effective Date and has been such continuously thereafter or (b) became a member of such Board of Directors after the Effective Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Company's Board of Directors.

          Contractual Obligation means, as to any Person, any
          ----------------------
     provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other document to which such Person is a party or by which it or any of its property is bound.

          Conversion/Continuation Date means any date on
          ----------------------------
     which, under Section 2.4, the Company (a) converts
                  -----------
     Committed Loans of one Type to the other Type or (b) continues Offshore Rate Committed Loans for a new Interest
     Period.

          Credit Extension means and includes (a) the making
          ----------------
     of any Loan hereunder and (b) the Issuance of any Letter of Credit hereunder.

          Declining Lender - see subsection 2.16(b).
          ----------------       ------------------

          Dollars, dollars and $ each mean lawful
          -------  -------     -
     money of the United States.

          EBITA means, for any Computation Period, the
          -----
     Company's consolidated earnings from continuing operations for such period plus, to the extent deducted in determining such earnings, Interest Expense, income taxes, any amortization of the goodwill on the Company's balance sheet as of January 2, 1996, any non-cash special charge taken in the fiscal quarter ended March 25, 1997 or thereafter.

          Effective Amount means, with respect to any
          ----------------
     outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date, any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under Letters of Credit taking effect on such date.

          Effective Date - see Section 5.1.
          --------------       -----------

          Eligible Assignee means (a) a commercial bank
          -----------------
     organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the
     OECD), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender,
     (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary.

          Environmental Claims means all claims, however
          --------------------
     asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          Environmental Laws means all federal, state or
          ------------------
     local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          ERISA means the Employee Retirement Income Security
          -----
     Act of 1974, and the regulations promulgated thereunder.

          ERISA Affiliate means any trade or business
          ---------------
     (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code);
     provided that "ERISA Affiliate" shall not include
     --------
     Anheuser-Busch or any other Person which, as a result of the distribution of the stock of the Company by Anheuser-Busch to its shareholders, ceased to be, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Code.

          ERISA Event means (a) a Reportable Event with
          -----------
     respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to
     Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

          Event of Default means any of the events or
          ----------------
     circumstances specified in Section 9.1.
                                -----------

          Existing Credit Agreement - see the Recitals.
          -------------------------           --------

          Existing Letters of Credit means the letters of
          --------------------------
     credit listed on Schedule 3.3.
                      ------------

          Existing Offshore Borrowing - see subsection
          ---------------------------       ----------
2.18(a).
-------
          Extension Response Date - see subsection
          -----------------------       ----------
     2.16(a).
     -------
          Facility Fee Rate means (a) initially, 0.10% per
          -----------------
     annum, and (b) beginning on any date on which the Facility Fee Rate is to be adjusted pursuant to the sentence following the table below, the rate per annum set forth in the table below opposite the applicable Interest Coverage
     Ratio:

           Interest                    Facility
           Coverage Ratio              Fee Rate
           --------------              ---------
          Greater than or equal        0.08%
          to 10 to 1

          Greater than or equal        0.10%
          to 4 to 1 but less
          than 10 to 1

          Less than 4 to 1             0.15%

     The Facility Fee Rate shall be adjusted, to the extent applicable, 56 days (or, in the case of the last fiscal quarter of any year, 101 days) after the end of each fiscal quarter, based on the Interest Coverage Ratio for the Computation Period ending on the last day of such fiscal quarter; it being understood that if the Company fails
              -------------------
     to deliver the financial statements required by subsection
                                                     ----------
     7.1(a) or 7.1(b), as applicable, and the related
     ------    ------
     Compliance Certificate required by subsection 7.2(b) by
                                        -----------------
     the 56th day (or, if applicable, the 101st day) after any fiscal quarter, the Facility Fee Rate shall be 0.15% until such financial statements and Compliance Certificate are delivered.

          Federal Funds Rate means, for any day, the rate set
          ------------------
     forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          Foreign Subsidiary means (i) any Subsidiary which
          ------------------
     is organized under the laws of a jurisdiction other than, and conducts substantially all of its business outside, the United States and (ii) any Subsidiary organized under the laws of the United States or a political subdivision thereof and which engages in no business other than the ownership of stock of one or more Subsidiaries described in clause
                                                    ------
     (i) above.
     ---
          FRB means the Board of Governors of the Federal
          ---
     Reserve System, and any Governmental Authority succeeding to any of its principal functions.

          Further Taxes means any and all present or future
          -------------
     taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.1.
                                 -----------

          GAAP means generally accepted accounting principles
          ----
     set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          Governmental Authority means any nation or
          ----------------------
     government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          Guarantor means (a) as of the Effective Date, each
          ---------
     of Earthgrains Baking Companies, Inc., a Delaware corporation, and Earthgrains Refrigerated Dough Products, Inc., a Texas corporation, and (b) thereafter, any Person which is a Significant Subsidiary (other than any Foreign Subsidiary) and any other Person which executes and delivers a counterpart of the Guaranty.

          Guaranty means a guaranty substantially in the form
          --------
     of Exhibit F.
        ---------

          Guaranty Obligation has the meaning specified in
          -------------------
     the definition of Contingent Obligation.

          Honor Date has the meaning specified in
          ----------
     subsection 3.3(c).
     -----------------

          Indebtedness of any Person means, without
          ------------
     duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all reimbursement or payment obligations of such Person with respect to Surety Instruments; (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations of such Person with respect to capital leases which should be recorded on a balance sheet of such Person in accordance with GAAP; (g) all indebtedness of the types referred to in clauses (a) through (f) above secured by (or for
     -----------         ---
     which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, provided that the amount of any such Indebtedness shall be deemed to be the lesser of the face principal amount thereof and the fair market value of the property subject to such Lien; and
     (i) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others. For all purposes of this Agreement, the Indebtedness of any Person shall include all Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (other than any such Indebtedness which is expressly non-recourse to such Person).

          Indemnified Liabilities - see Section 11.5.
          -----------------------       ------------

          Indemnified Person - see Section 11.5.
          ------------------       ------------

          Independent Auditor - see subsection 7.1(a).
          -------------------       -----------------

          Insolvency Proceeding means, with respect to any
          ---------------------
     Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case undertaken under any U.S. Federal, state or foreign law, including the Bankruptcy Code.

          Interest Coverage Ratio means, for any Computation
          -----------------------
     Period, the ratio of (a) EBITA for such Computation Period, to (b) Interest Expense for such Computation Period.

          Interest Expense means for any period the
          ----------------
     consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on capital leases).

          Interest Payment Date means, as to any Loan other
          ---------------------
     than a Base Rate Committed Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Committed Loan, the last Business Day of each calendar quarter, provided that if any Interest Period for an
              --------
     Offshore Rate Committed Loan exceeds three months, each three-month anniversary of the first day of such Interest Period also shall be an Interest Payment Date.

          Interest Period means, (a) as to any Offshore Rate
          ---------------
     Committed Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Committed Loan, and ending on the date one, two, three, six or, if available to all Lenders, nine or twelve months thereafter as selected by the Company in its Notice of Committed Borrowing or Notice of Conversion/Continuation, as the case may be; and (b) as to any Bid Loan, a period not less than 7 days and not more than 180 days as selected by the Company in the applicable Competitive Bid Request; provided that:
     --------

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Committed Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period for an Offshore Rate Committed Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii)  no Interest Period for any Loan shall
          extend beyond the Termination Date.

          Invitation for Competitive Bids means a
          -------------------------------
     solicitation for Competitive Bids, substantially in the form of Exhibit D.
        ---------

          IRS means the Internal Revenue Service, and any
          ---
     Governmental Authority succeeding to any of its principal functions under the Code.

          Issuance Date has the meaning specified in
          -------------
     subsection 3.1(a).
     -----------------

          Issue means, with respect to any Letter of Credit,
          -----
     to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms
     "Issued," "Issuing" and "Issuance" have
      ------    -------       --------
     corresponding meanings.

          Issuing Lender means each of BofA in its capacity
          --------------
     as issuer of one or more Letters of Credit hereunder,
     together with (i) any replacement letter of credit issuer
     arising under subsection 10.1(b) or Section 10.9 and
                   ------------------    ------------
     (ii) any other Lender or any Affiliate of a Lender which the Administrative Agent and the Company have approved in writing as an "Issuing Lender" hereunder.

          L/C Advance means each Lender's participation in
          -----------
     any L/C Borrowing in accordance with its Pro Rata Share.

          L/C Amendment Application means an application form
          -------------------------
     for amendment of an outstanding standby letter of credit as shall at any time be in use by the applicable Issuing
     Lender, as such Issuing Lender shall request.

          L/C Application means an application form for
          ---------------
     issuance of a standby letter of credit as shall at any time be in use by the applicable Issuing Lender, as such Issuing
     Lender shall request.

          L/C Borrowing means an extension of credit
          -------------
     resulting from a drawing under any Letter of Credit which
     shall not have been reimbursed on the date when made nor
     converted into a Borrowing of Committed Loans under
     subsection 3.3(d).
     -----------------

          L/C Commitment means the commitment of the Issuing
          --------------
     Lenders to Issue, and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III (including
                                      -----------
     the Existing Letters of Credit) in an aggregate amount not to exceed on any date the lesser of $75,000,000 and the combined Commitments; it being understood that the L/C Commitment is a part of the combined Commitments rather than a separate, independent commitment.

          L/C Fee Rate means, at any time, the Applicable
          ------------
     Margin; provided that upon notice to the Company from the Administrative Agent (acting at the request or with the consent of the Required Lenders) during the existence of any Event of Default, and for so long as such Event of Default continues, such rate shall be increased by 2%.

          L/C Obligations means at any time the sum of (a)
          ---------------
     the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

          L/C-Related Documents means the Letters of Credit,
          ---------------------
     the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the applicable Issuing Lender's standard form documents for letter of credit issuances.

          Lender - see the Preamble.  References to the
          ------           --------
     "Lenders" shall include each Issuing Lender in its capacity as such; for purposes of clarification only, to the extent that any Issuing Lender may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced.

          Lending Office means, as to any Lender, the office
          --------------
     or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.2, or such other
                            -------------
     office or offices as such Lender may from time to time notify the Company and the Administrative Agent.

          Letter of Credit means any standby letter of credit
          ----------------
     Issued by an Issuing Lender pursuant to Article III
                                             -----------
     (including any Existing Letter of Credit).

          Lien means any security interest, mortgage, deed of
          ----
     trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

          Loan means an extension of credit by a Lender to
          ----
     the Company under Article II or Article III in the
                       ----------    -----------
     form of a Committed Loan, Bid Loan or L/C Advance.

          Loan Documents means this Agreement, any Notes, the
          --------------
     L/C-Related Documents, the Guaranty and all other documents delivered to the Administrative Agent or any Lender in connection herewith.

          Margin Stock means "margin stock" as such term is
          ------------
     defined in Regulation G, T, U or X of the FRB.

          Material Adverse Effect means a material adverse
          -----------------------
     change in, or a material adverse effect upon, the operations, business, properties, assets, condition
     (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

          Multiemployer Plan means a "multiemployer plan",
          ------------------
     within the meaning of Section 4001(a)(3) of ERISA, with respect to which the Company or any ERISA Affiliate may have any liability.

          Note means a promissory note executed by the
          ----
     Company in favor of a Lender pursuant to subsection
                                              ----------
     2.2(b), in substantially the form of Exhibit K.
     ------                               ---------

          Notice of Committed Borrowing means a notice in
          -----------------------------
     substantially the form of Exhibit A.
                               ---------

          Notice of Conversion/Continuation means a notice in
          ---------------------------------
     substantially the form of Exhibit B.
                               ---------

          Obligations means all advances, debts, liabilities,
          -----------
     obligations, covenants and duties arising under any Loan

     Document owing by the Company to any Lender, the Administrative Agent or any other Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising.

          Offshore Rate means, for any Interest Period, with
          -------------
     respect to Offshore Rate Committed Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Administrative Agent as follows:

     Offshore Rate =           IBOR
                     ------------------------------------
                     1.00 - Eurodollar Reserve Percentage

     Where,

               "Eurodollar Reserve Percentage" means for any
                -----------------------------
          day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

               "IBOR" means the rate of interest per annum
                ----
          determined by the Administrative Agent to be the arithmetic mean (rounded upward, if necessary, to an integral multiple of 1/16th of 1%) of the rates of interest per annum notified to the Administrative Agent by each Reference Lender as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Committed Loan by such Reference Lender and having a maturity comparable to such Interest Period would be offered to prime banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (Chicago time) two Business Days prior to the commencement of such Interest Period.

     The Offshore Rate shall be adjusted automatically as to all Offshore Rate Committed Loans then outstanding as of the effective date of any change in the Eurodollar Reserve
     Percentage.

          Offshore Rate Committed Loan means a Committed Loan
          ----------------------------
     that bears interest based on the Offshore Rate.

          Organization Documents means (i) for any
          ----------------------
     corporation, the certificate of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (ii) for any partnership or joint venture, the partnership or joint venture agreement and any other organizational document of such entity, (iii) for any limited liability company, the certificate or articles of organization, the operating agreement and any other organizational document of such limited liability company, (iv) for any trust, the declaration of trust, the trust agreement and any other organizational document of such trust and (v) for any other entity, the document or agreement pursuant to which such entity was formed and any other organizational document of such entity.

          Other Taxes means any present or future stamp,
          -----------
     court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

          Participant - see subsection 11.8(d).
          -----------       ------------------

          Payment Sharing Notice means a written notice from
          ----------------------
     the Company or any Lender informing the Administrative Agent that an Event of Default has occurred and is continuing and directing the Administrative Agent to allocate payments received from the Company in accordance with subsection
                                                  ----------
     2.15(b).
     -------
          PBGC means the Pension Benefit Guaranty
          ----
     Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

          Pension Plan means a pension plan (as defined in
          ------------
     Section 3(2) of ERISA) subject to Title IV of ERISA, other than a Multiemployer Plan, with respect to which the Company or any ERISA Affiliate may have any liability.

          Permitted Liens - see Section 8.2.
          ---------------       -----------

          Permitted Swap Obligations means all obligations
          --------------------------
     (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with (a) raw materials purchases, (b) interest or currency exchange rates, (c) operating expenses or other anticipated obligations of such Person, (d) other liabilities, commitments or assets held or reasonably anticipated by such Person or (e) changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder.

          Person means an individual, partnership,
          ------
     corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          Plan means an employee benefit plan (as defined in
          ----
     Section 3(3) of ERISA), other than a Multiemployer Plan, with respect to which the Company or any ERISA Affiliate may have any liability, and includes any Pension Plan.

          Pro Rata Share means, as to any Lender at any time,
          --------------
     the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitment divided by the combined Commitments of all Lenders.

          Reference Lenders means BofA, The Chase Manhattan
          -----------------
     Bank and Morgan Guaranty Trust Company of New York.

          Reportable Event means, any of the events set forth
          ----------------
     in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          Required Lenders means (a) prior to the Termination
          ----------------
     Date, Lenders holding at least 66-2/3% of the Commitments, and (b) on and after the Termination Date, Lenders holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans.

          Requirement of Law means, as to any Person, any law
          ------------------
     (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental
     Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          Responsible Officer means the chief executive
          -------------------
     officer, the president or any vice president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to financial matters, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          SEC means the Securities and Exchange Commission,
          ---
     or any Governmental Authority succeeding to any of its principal functions.

          Significant Subsidiary means at any time any
          ----------------------
     Subsidiary which, as of the last day of the most recently ended fiscal year, either (a) held more than 10% of Consolidated Total Assets or (b) had more than 10% of the consolidated revenues of the Company and its Subsidiaries for the fiscal year ending on such date (or, in the case of any Subsidiary acquired or created during any fiscal year, which would have met either of such tests on a pro forma basis as of the last day of the preceding fiscal year).

          Subsidiary of a Person means any corporation,
          ----------
     association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          Successor Lender - see subsection 2.16(b).
          ----------------       ------------------

          Surety Instruments means all letters of credit
          ------------------
     (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          Swap Contract means any agreement, whether or not
          -------------
     in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          Taxes means any and all present or future taxes,
          -----
     levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

          Temporary Non-Pro Rata Borrowing - see subsection
          --------------------------------       ----------
2.18(b).
-------
          Termination Date means the earlier to occur of:
          ----------------

               (a)  April 30, 2002 (or such later date to which
          the Termination Date may be extended pursuant to
          Section 2.16); and
          ------------

               (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          Total Indebtedness means, at any time, all
          ------------------
     Indebtedness of the Company and its Subsidiaries determined on a consolidated basis, excluding contingent obligations with respect to letters of credit (other than any letter of credit issued for the account of the Company or any Subsidiary to support obligations of a Person other than the Company or any Subsidiary).

          Type has the meaning specified in the definition of
          ----
     "Committed Loan."

          Unfunded Pension Liability means the excess of a
          --------------------------
     Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of such Plan's assets, determined in accordance with the assumptions used for funding such Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          United States and U.S. each means the United
          -------------     ----
     States of America.

          Unmatured Event of Default means any event or
          --------------------------
     circumstance which, with the giving of notice, the lapse of time or both, will (if not cured or otherwise remedied during such time) constitute an Event of Default.

          Wholly-Owned Subsidiary means any corporation in
          -----------------------
     which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     1.2  Other Interpretive Provisions.
          -----------------------------

     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

          (ii)  The term "including" is not limiting and means
"including without limitation."

          (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided herein, any reference to any action of the Administrative Agent, the Lenders or the Required Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

     1.3  Accounting Principles.
          ---------------------

          (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided that if the Company notifies the Administrative
--------
Agent that the Company wishes to amend any covenant in Article
                                                       -------
VIII to eliminate the effect of any change in GAAP on the
----
operation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend
Article VIII for such purpose), then the Company's compliance
------------
with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                           ARTICLE II

                           THE CREDITS

     2.1  Amounts and Terms of Commitments.  Each Lender
          --------------------------------
severally agrees, on the terms and conditions set forth herein, to make Committed Loans to the Company from time to time on any Business Day during the period from the Effective Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.1 (such
                                         ------------
amount, as reduced pursuant to Section 2.7, increased
                               -----------
pursuant to Section 2.17 or changed by one or more
            ------------
assignments under Section 11.8, such Lender's
                  ------------
"Commitment"); provided, however, that, after giving
 ----------    --------  -------
effect to any Committed Borrowing, the aggregate principal amount of all outstanding Loans (whether Committed Loans or Bid Loans) plus the Effective Amount of all L/C Obligations shall not
----
exceed the combined Commitments; and provided,
                                 --- --------
further, that the aggregate principal amount of the Committed
-------
Loans of any Lender plus the participation of such Lender in
                    ----
the Effective Amount of all L/C Obligations shall not at any time exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay under Section 2.8
                  -----------               -----------
and reborrow under this Section 2.1.
                        -----------

     2.2  Loan Accounts.  (a) The Loans made by each Lender
          -------------
and the Letters of Credit Issued by each Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the Administrative Agent, each Issuing Lender and each Lender shall be rebuttable presumptive evidence of the amount of the Loans made by the Lenders to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

          (b) Upon the request of any Lender made through the Administrative Agent, the Loans made by such Lender may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan evidenced thereby and the amount of each payment of principal made by the Company with respect thereto. Each such Lender is irrevocably authorized by the Company to endorse its Note(s) and each Lender's record shall be rebuttable presumptive evidence of the amount of the Loans evidenced thereby, and the interest and payments thereon; provided, however, that the failure of
                  --------  -------
a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Lender.

     2.3  Procedure for Committed Borrowing.  (a) Each
          ---------------------------------
Committed Borrowing shall be made upon the Company's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Committed Borrowing, which notice must be received by the Administrative Agent prior to (i)10:30 a.m. Chicago time two Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Committed Loans, and (ii) 10:30 a.m. Chicago time (or, in the case of any portion of the initial Borrowing which is to be maintained as Base Rate Committed Loans, 9:00 a.m. Chicago time) on the requested Borrowing Date, in the case of Base Rate Committed Loans, specifying:

                    (A)  the amount of the Committed Borrowing,
          which shall be in an aggregate amount of $5,000,000 or a higher multiple of $500,000;

                    (B)  the requested Borrowing Date, which
          shall be a Business Day;

                    (C)  the Type of Loans comprising such
          Committed Borrowing; and

                    (D)  in the case of Offshore Rate Committed
          Loans, the duration of the initial Interest Period applicable to such Loans.

          (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Committed Borrowing and of the amount of such Lender's Pro Rata Share of such Borrowing.

          (c) Each Lender will make the amount of its Pro Rata Share of each Committed Borrowing available to the Administrative Agent for the account of the Company at the Administrative Agent's Payment Office by 12:00 noon Chicago time (or, in the case of the initial Borrowing, 10:30 a.m. Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Company by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Company of like funds as received by the Administrative Agent.

          (d) After giving effect to any Committed Borrowing, unless the Administrative Agent otherwise consents, there may not be more than 12 different Interest Periods in effect for all Borrowings.

     2.4  Conversion and Continuation Elections for Committed
          ---------------------------------------------------
Borrowings.  (a) The Company may, upon irrevocable written
----------
notice to the Administrative Agent in accordance with
subsection 2.4(b):
-----------------

               (i) elect, as of any Business Day, in the case of Base Rate Committed Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Committed Loans, to convert such Loans (or any part thereof in an aggregate amount of $5,000,000 or a higher integral multiple of $500,000) into Committed Loans of the other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Offshore Rate Committed Loans having Interest Periods expiring on such day (or any part thereof in an aggregate amount of $5,000,000 or a higher integral multiple of $500,000) for another Interest Period;

provided that if at any time the aggregate amount of Offshore
--------
Rate Committed Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of any part thereof, to be less than $5,000,000, such Offshore Rate Committed Loans shall automatically convert into Base Rate Committed Loans.

          (b)  The Company shall deliver a Notice of
Conversion/Continuation to be received by the Administrative Agent not later than 10:30 a.m. Chicago time at least (i) two Business Days in advance of the Conversion/Continuation Date, if the Committed Loans are to be converted into or continued as Offshore Rate Committed Loans; and (ii) on the Conversion/Continuation Date, if the Committed Loans are to be converted into Base Rate Committed Loans, specifying:

                    (A)  the proposed Conversion/Continuation
          Date;

                    (B)  the aggregate amount of Committed Loans
          to be converted or continued;

                    (C)  the Type of Committed Loans resulting
          from the proposed conversion or continuation; and

                    (D)  in the case of conversion into or
          continuation of Offshore Rate Committed Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Committed Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Committed Loans, the Company shall be deemed to have elected to convert such Offshore Rate Committed Loans into Base Rate Committed Loans effective as of the expiration date of such Interest Period.

          (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Committed Loans with respect to which the notice was given held by each Lender.

          (e) Unless the Required Lenders otherwise consent, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Committed Loan during the existence of an Event of Default or Unmatured Event of Default.

          (f) After giving effect to any conversion or continuation of Loans, unless the Administrative Agent shall otherwise consent, there may not be more than 12 different
Interest Periods in effect for all Borrowings.

     2.5  Bid Borrowings.  In addition to Committed
          --------------
Borrowings pursuant to Section 2.3, each Lender severally
                       -----------
agrees that the Company may, as set forth in Section 2.6,
                                             -----------
from time to time request the Lenders prior to the Termination Date to submit offers to make Bid Loans to the Company;
provided that the Lenders may, but shall have no obligation
--------
to, submit such offers and the Company may, but shall have no obligation to, accept any such offers; and provided,
                                           --------
further, that (a) after giving effect to any Bid Borrowing,
-------
the aggregate principal amount of all Loans (whether Bid Loans or Committed Loans) plus the Effective Amount of all L/C
                 ----
Obligations shall not at any time exceed the combined Commitments and (b) after giving effect to any Bid Borrowing, there may not be more than 12 different Interest Periods in effect for all Borrowings.

     2.6  Procedure for Bid Borrowings.
          ----------------------------

     (a) When the Company wishes to request the Lenders to submit offers to make Bid Loans hereunder, it shall transmit to the Administrative Agent by telephone call followed promptly by facsimile transmission a notice in substantially the form of Exhibit C (a "Competitive Bid Request") so as to be
---------     -----------------------
received no later than 10:30 a.m. Chicago time on the Business Day prior to the date of such proposed Bid Borrowing, specifying:

               (i) the date of such Bid Borrowing, which shall be a Business Day;

               (ii) the aggregate amount of such Bid Borrowing, which shall be $5,000,000 or a higher integral multiple of $500,000; and

               (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period" herein.

Subject to subsection 2.6(c), the Company may not request
           -----------------
Competitive Bids for more than three Interest Periods in a single
Competitive Bid Request and may not request Competitive Bids more than twice in any period of five consecutive Business Days.

          (b) Upon receipt of a Competitive Bid Request, the Administrative Agent will promptly send to the Lenders by facsimile transmission an Invitation for Competitive Bids, which shall constitute an invitation by the Company to each Lender to submit Competitive Bids offering to make the Bid Loans to which such Competitive Bid Request relates in accordance with this
Section 2.6.
-----------

          (c) (i) Each Lender may at its discretion submit a Competitive Bid containing an offer or offers to make Bid

     Loans in response to any Invitation for Competitive Bids. Each Competitive Bid must comply with the requirements of this subsection 2.6(c) and must be submitted to the
          -----------------
     Administrative Agent by facsimile transmission at the Administrative Agent's office for notices not later than 8:30 a.m. Chicago time on the proposed date of Borrowing; provided that Competitive Bids submitted by the
     --------
     Administrative Agent (or any Affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent or such Affiliate notifies the Company of the terms of the offer or offers contained therein not later than 8:15 a.m. Chicago time on the proposed date of Borrowing.

               (ii)  Each Competitive Bid shall be in
     substantially the form of Exhibit E, specifying therein:
                               ---------

                    (A)  the proposed date of Borrowing;

                    (B)  the principal amount of each Bid Loan
          for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the quoting Lender, (y) must be $5,000,000 or a higher integral multiple of $500,000 and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested;

                    (C)  the rate of interest per annum (which
          shall be an integral multiple of 1/100th of 1%) (the
          "Absolute Rate") offered for each such Bid Loan;
           -------------
          and

                    (D)  the identity of the quoting Lender.

     A Competitive Bid may contain up to three separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bids.

               (iii) Any Competitive Bid shall be disregarded if it:

                    (A)  is not substantially in conformity with
          Exhibit E or does not specify all of the
          ---------
          information required by subsection (c)(ii) of this
                                  ------------------
          Section;

                    (B)  contains qualifying, conditional or
          similar language;

                    (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

                    (D)  arrives after the time set forth in
          subsection (c)(i) of this Section.
          -----------------

          (d) Promptly on receipt and not later than 9:00 a.m. Chicago time on the proposed date of Borrowing, the Administrative Agent will notify the Company of the terms (i) of any Competitive Bid submitted by a Lender that is in accordance with subsection 2.6(c) and (ii) of any Competitive Bid that
     -----------------
amends, modifies or is otherwise inconsistent with a previous Competitive Bid submitted by such Lender with respect to the same Competitive Bid Request. Any such subsequent Competitive Bid shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid is submitted solely to correct a manifest error in such former Competitive Bid and only if received within the times set forth in subsection 2.6(c).
                                       -----------------
The Administrative Agent's notice to the Company shall specify
(1) the aggregate principal amount of Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid request; and (2) the respective principal amounts and Absolute Rates so offered. Subject only to the provisions of Sections 4.2 and 4.5 and Article V
              ------------     ---     ---------
hereof and the provisions of this subsection (d), any
                                  --------------
Competitive Bid shall be irrevocable except with the written consent of the Administrative Agent given on the written instructions of the Company.

          (e) Not later than 9:30 a.m. Chicago time on the proposed date of a Bid Borrowing, the Company shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.6(d). The
                                     -----------------
Company shall be under no obligation to accept any offer and may choose to reject all offers. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that is accepted. The Company may accept any Competitive Bid in whole or in part; provided that:
                                         --------

               (i)  the aggregate principal amount of each Bid
     Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

               (ii) the principal amount of each Bid Borrowing must be $5,000,000 or a higher integral multiple of $500,000;

               (iii) acceptance of offers may only be made on the basis of ascending Absolute Rates within each Interest
     Period; and

               (iv)  the Company may not accept any offer that is
     described in subsection 2.6(c)(iii) or that otherwise
                  ----------------------
     fails to comply with the requirements of this Agreement.

          (f) If offers are made by two or more Lenders with the same Absolute Rates for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not less than $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Administrative Agent of the amount of Bid Loans shall be conclusive in the absence of manifest error.

          (g) (i) The Administrative Agent will promptly notify each Lender having submitted a Competitive Bid if its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan to be made by it on the date of the applicable Bid Borrowing.

               (ii)  Each Lender which has received notice
     pursuant to subsection 2.6(g)(i) that its Competitive
                 --------------------
     Bid has been accepted shall make the amounts of such Bid Loans available to the Administrative Agent for the account of the Company at the Administrative Agent's Payment Office by 1:00 p.m. Chicago time on such date of Bid Borrowing, in immediately available funds.

               (iii) Promptly following each Bid Borrowing, the Administrative Agent shall notify each Lender of the ranges of bids submitted and the highest and lowest Bids accepted for each Interest Period requested by the Company and the aggregate amount borrowed pursuant to such Bid Borrowing.

               (iv)  From time to time, the Company and the
     Lenders shall furnish such information to the Administrative Agent as the Administrative Agent may request relating to the making of Bid Loans, including the amounts, interest rates, dates of borrowings and maturities thereof, for purposes of the allocation of amounts received from the Company for payment of all amounts owing hereunder.

          (h) If, on the proposed date of Borrowing, the Commitments have not been terminated and all applicable conditions to funding referenced in Sections 4.2 and 4.5
                                    ------------     ---
and Article V hereof are satisfied, the Lender or Lenders
    ---------
whose offers the Company has accepted will fund each Bid Loan so accepted. Nothing in this Section 2.6 shall be construed as
                           -----------
a right of first offer in favor of the Lenders or to otherwise limit the ability of the Company to request and accept credit facilities from any Person (including any of the Lenders), provided that no Event of Default or Unmatured Event of Default would result from the Company executing, delivering or performing under such credit facilities.

    2.7  Voluntary Termination or Reduction of Commitments.
         -------------------------------------------------
The Company may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate the Commitments, or permanently reduce the Commitments by a minimum amount of $5,000,000 or a higher integral multiple of $500,000; unless,
                                                      ------
after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the aggregate principal amount of all Loans (whether Committed Loans or Bid Loans) plus the
                                                 ----
Effective Amount of all L/C Obligations together would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to reduce the Commitment of each Lender according to its Pro Rata Share. If the Company terminates the Commitments or reduces the Commitments to zero, the Company shall pay all accrued and unpaid interest, fees and other amounts payable hereunder on the date of such termination.

    2.8  Optional Prepayments. (a) Subject to the proviso to
         --------------------
subsection 2.4(a) and to Section 4.4, the Company may,
-----------------        -----------
from time to time, upon irrevocable notice to the Administrative Agent, which notice must be received by the Administrative Agent prior to 10:30 a.m. Chicago time (i) two Business Days prior to the date of prepayment, in the case of Offshore Rate Committed Loans, and (ii) on the date of prepayment, in the case of Base Rate Committed Loans, ratably prepay Committed Loans in whole or in part, in an aggregate amount of $1,000,000 or a higher integral multiple of $500,000 (or, if any Base Rate Committed Loans have been made pursuant to subsection 3.3(d), in an
                                 -----------------
aggregate amount equal to the aggregate amount of such Base Rate Committed Loans). Such notice of prepayment shall specify the date and amount of such prepayment and the Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of any such notice and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Committed Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to Section 4.4.
                                             -----------

    (b) No Bid Loan may be voluntarily prepaid without the written consent of the applicable Lender.

    2.9  Repayment.  The Company shall repay each Bid Loan on
         ---------
the last day of the Interest Period therefor. The Company shall repay all Loans (including any outstanding Bid Loans) on the Termination Date.

    2.10  Interest.  (a) Each Committed Loan shall bear
          --------
interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to (i) the Offshore Rate plus the Applicable Margin or (ii) the Base Rate, as the case may be (and subject to the Company's right to convert to the other Type of Committed Loan under Section 2.4). Each
                                          -----------
Bid Loan shall bear interest on the outstanding principal amount thereof from the relevant Borrowing Date at the applicable Absolute Bid Rate.

         (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest also shall be paid on the date of any conversion of Offshore Rate Committed Loans under
Section 2.4 and prepayment of Offshore Rate Committed Loans
-----------
under Section 2.8, in each case for the portion of the Loans
      -----------
so converted or prepaid.

         (c) Notwithstanding the foregoing provisions of this Section, upon notice to the Company from the Agent (acting at the request or with the consent of the Required Lenders) during the existence of any Event of Default, and for so long as such Event of Default continues, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans and, to the extent permitted by applicable law, on any other amount payable hereunder or under any other Loan Document, at a rate per annum which is determined by adding 2% per annum to the rate otherwise applicable thereto pursuant to the terms hereof or such other Loan Document (or, if no such rate is specified, the Base
Rate).  All such interest shall be payable on demand.

         (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

    2.11  Fees.  In addition to certain fees described in
          ----
Section 3.8:
-----------

         (a)  Arrangement, Agency Fees.  The Company agrees
              ------------------------
to pay to the Administrative Agent and the Arranger such fees at such times and in such amounts as are mutually agreed to from time to time by the Company and the Administrative Agent or the Arranger, as the case may be.

         (b)  Facility Fees.  The Company shall pay to the
              -------------
Administrative Agent for the account of each Lender a facility fee computed at the Facility Fee Rate per annum on the amount of such Lender's Commitment as in effect from time to time (whether used or unused) or, if the Commitments have terminated, on the principal amount of such Lender's Committed Loans outstanding from time to time. Such facility fee shall accrue from the Effective Date to the Termination Date, and thereafter until all Committed Loans are paid in full, and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter, with the final payment to be made on the Termination Date (or, if later, on the date all Committed Loans are paid in full).

    2.12  Computation of Fees and Interest.  (a)  All
          --------------------------------
computations of interest for Base Rate Committed Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which such interest or such fees are computed from the first day thereof to the last day thereof.

         (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. The Administrative Agent will, at the request of the Company or any Lender, deliver to the Company or such Lender, as the case may be, a statement showing the quotations used by the Administrative Agent in determining any interest rate and the resulting interest rate.

         (c) If for any reason whatsoever a Reference Lender ceases to be a Lender hereunder, such Reference Lender shall thereupon cease to be a Reference Lender, and the Offshore Rate shall be determined on the basis of the rates as notified by the remaining Reference Lenders.

         (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Reference Lenders fails to supply such rates to the Administrative Agent upon its request, the Offshore Rate shall be determined on the basis of the quotations of the remaining Reference Lender(s).

    2.13  Payments by the Company.  (a)  All payments to be
          ------------------------
made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's

Payment Office, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. Chicago time on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 1:00 p.m. Chicago time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of a payment with respect to an Offshore Rate Committed Loan, the following Business Day is in another calendar month, in which case such payment shall be made on the preceding Business Day), and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         (c) Unless the Administrative Agent receives notice from the Company prior to the date on which any payment is due to the Lenders that the Company will not make such payment in full as and when required, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

    2.14  Payments by the Lenders to the Administrative
          ---------------------------------------------
Agent.  (a)  Unless the Administrative Agent receives notice
-----
from a Lender at least one Business Day prior to the date of a Borrowing of Offshore Rate Committed Loans or by 11:30 a.m. Chicago time on the day of any Borrowing of Base Rate Committed Loans, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the Company the amount of such Lender's Pro Rata Share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and the

Administrative Agent in such circumstances has made available to the Company such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection
                                                ----------
(a) shall be conclusive, absent manifest error.  If such amount
---
is so made available, such payment to the Administrative Agent shall constitute such Lender's Committed Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Company of such failure to fund and, upon demand by the Administrative Agent, the Company shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Committed Loans comprising such Committed Borrowing.

         (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

    2.15  Sharing of Payments, Etc.  (a)  Except as otherwise
          ------------------------
expressly provided herein, whenever any payment received by the Administrative Agent to be distributed to the Lenders is insufficient to pay in full the amounts then due and payable to the Lenders, and the Administrative Agent has not received a Payment Sharing Notice, such payment shall be distributed to the Lenders (and for purposes of this Agreement shall be deemed to have been applied by the Lenders, notwithstanding the fact that any Lender may have made a different application in its books and records) in the following order: first, to the payment of
                                  -----
reimbursement obligations of the Company in respect of any Letter of Credit; second, to the payment of the principal amount of
           ------
the Loans which is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to each Lender; third, to the payment of interest then due and
             -----
payable on the Loans and on the reimbursement obligations in respect of Letters of Credit, ratably among the Lenders in accordance with the aggregate amount of interest owed to each Lender; fourth, to the payment of the facility fees payable
        ------
under subsection 2.11(b) and letter of credit fees payable
      ------------------
under Section 3.8, ratably among the Lenders in accordance
      -----------
with the amount of such fees owed to each Lender; and fifth,
                                                      -----
to the payment of any other amount payable under this Agreement, ratably among the Lenders in accordance with the aggregate amount owed to each Lender.

         (b) After the Administrative Agent has received a Payment Sharing Notice, and for so long thereafter as any Event of Default exists, all payments received by the Administrative Agent to be distributed to the Lenders shall be distributed to the Lenders (and for purposes of this Agreement shall be deemed to have been applied by the Lenders, notwithstanding the fact that any Lender may have made a different application in its books and records) in the following order: first, to the
                                           -----
payment of amounts payable under Sections 11.4 and 11.5,
                                 -------------     ----
ratably among the Lenders in accordance with the aggregate amount owed to each Lender; second, to the payment of facility fees
                     ------
payable under subsection 2.11(b) and letter of credit fees
              ------------------
payable under Section 3.8, ratably among the Lenders in
              -----------
accordance with the amount of such fees owed to each Lender; third, to the payment of the interest accrued on and the
-----
principal amount of all of the Loans and reimbursement obligations (including contingent reimbursement obligations) regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate accrued interest plus the aggregate principal amount owed to each Lender; and fourth, to the payment of any other amount
            ------
payable under this Agreement, ratably among the Lenders in accordance with the aggregate amount owed to each Lender.

         (c) If, other than as expressly provided elsewhere herein (including in Section 2.16 with respect to any payment
                     ------------
to a Declining Lender, in Section 2.17 with respect to any
                          ------------
prepayment made to give effect to a non-pro-rata subscription for an increase in the Commitments, or in Section 2.18 with
                                      ------------
respect to payments of principal of and interest on Existing Offshore Borrowings and Temporary Non-Pro-Rata Borrowings), any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of principal of or interest on any Loan, or any other amount payable hereunder, in excess of the share of payments and other recoveries such Lender would have received if such payment or other recovery had been distributed pursuant to the provisions of subsection 2.15(a) or (b)
                              ------------------    ---
(whichever is applicable at the time of such payment or other recovery), such Lender shall immediately (i) notify the Administrative Agent of such fact and (ii) purchase from the other Lenders such participations in the Loans made by (or other Obligations owed to) them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery pro rata with each of them in accordance with the order of payments set forth in subsection 2.15(a) or (b), as the
                      ------------------    ---
case may be; provided that if all or any portion of such
             --------
excess payment or other recovery is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section
                                                        -------
11.10) with respect to such participation as fully as if such
-----
Lender were the direct creditor of the Company in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

         (d) Any amount that would be applied to a contingent obligation of the Company in respect of a Letter of Credit under clause third of subsection 2.15(b) shall be held by the
------------    ------------------
Administrative Agent as Cash Collateral hereunder. If such Letter of Credit is thereafter drawn upon, the Administrative Agent shall pay the applicable Issuing Lender an amount equal to the lesser of the amount of such drawing and the amount of the funds so held as Cash Collateral for such Letter of Credit. If and to the extent that such Letter of Credit expires or terminates (or the maximum amount available for drawing thereunder is reduced), the funds so held as Cash Collateral for such Letter of Credit (or the portion thereof in excess of the maximum amount available for drawing thereunder) shall be applied by the Administrative Agent as set forth in subsection
                                            ----------
2.15(a) or 2.15(b), as applicable.
-------    -------

    2.16  Extension of Scheduled Termination Date;
          ----------------------------------------
Substitution of Lenders.
-----------------------

         (a) At any time after April 30, 1999 (but not more than once in any calendar year and not more than twice during the term of this Agreement), the Company may, at its option, request all Lenders to extend the scheduled Termination Date by one year by means of a letter, addressed to each Lender and the Administrative Agent, substantially in the form of Exhibit L.
                                                   ---------
Each Lender electing (in its sole and complete discretion) so to extend the scheduled Termination Date shall deliver signed counterparts of such letter to the Company and the Administrative Agent no later than 45 days after the date of such request by the Company (such 45th day, the "Extension Response Date"). Any
                             -----------------------
Lender which does not deliver such counterparts by the Extension Response Date shall be deemed to have declined to extend the scheduled Termination Date. If all Lenders elect to extend the scheduled Termination Date, the scheduled Termination Date shall be extended for an additional one-year period on the date on which the Administrative Agent has received signed counterparts of such letter from all Lenders (and the Administrative Agent shall promptly notify the Company and the Lenders of such extension). If all Lenders do not elect to extend the scheduled Termination Date, the provisions of subsection (b) below
                                    --------------
shall apply.

         (b) If the scheduled Termination Date is not extended pursuant to clause (a) above after a request by the Company,
            ----------
then the Company may, at any time prior to the 60th day after the Extension Response Date for such request, arrange for any Lender that did not elect to extend the Termination Date (a "Declining
                                                      ---------
Lender") to assign its Loans, its Commitment and all of its
------
other rights and obligations hereunder to one or more other Lenders and/or Eligible Assignees (any such Person, a
"Successor Lender"); provided that no assignment to an
 ----------------    --------
Eligible Assignee which is not a Lender shall be effective without the prior written consent of the Administrative Agent and each Issuing Lender (which consents shall not be unreasonably withheld or delayed). Any such assignment shall be made pursuant to an Assignment and Acceptance between the Declining Lender and each applicable Successor Lender (it being understood that no Declining Lender shall be required to make any such assignment unless all of such Declining Lender's Loans, Commitment and other rights and obligations hereunder are being assigned concurrently pursuant to one or more assignments). On the date of any such assignment, (i) the Successor Lender(s) shall pay to the Declining Lender an amount equal to the principal amount of all of such Declining Lender's outstanding Loans, (ii) the Company shall pay to the Declining Lender an amount equal to all accrued interest, fees and other amounts then owed to such Declining Lender hereunder or in connection herewith (including any amount payable pursuant to Section 4.4, assuming for such purpose
                    -----------
that such Declining Lender's Offshore Rate Committed Loans and Bid Loans were prepaid on the date of such assignment) and (iii) the Declining Lender shall cease to be a Lender hereunder. If BofA shall become a Declining Lender, BofA shall resign as Administrative Agent and the provisions of Section 10.9 shall
                                           ------------
apply.

         (c) If all Declining Lenders have been replaced pursuant to subsection (b) on or before the 60th day after
            --------------
the applicable Extension Response Date, then the scheduled Termination Date shall be extended for an additional one-year period (and the Administrative Agent shall promptly notify the Company and the Lenders of such extension).

    2.17  Optional Increase in Commitments.  The Company may
          --------------------------------
at any time, by means of a letter to the Administrative Agent and each Lender substantially in the form of Exhibit M, request
                                         ---------
that the Lenders increase the combined Commitments; provided that
                                                    --------

(i) such letter shall be accompanied by a certificate of the Secretary or an Assistant Secretary of the Company as to resolutions of the board of directors of the Company approving such increase and (ii) in no event shall the aggregate amount of the combined Commitments exceed $300,000,000 without the written consent of all Lenders. Each Lender shall have the option (in its sole and complete discretion) to subscribe for its proportionate share of such increase, according to its then-existing Pro Rata Share. Each Lender shall respond to the Company's request within 20 Business Days by submitting a response in the form of Attachment 1 to Exhibit M to the
                                        ---------
Administrative Agent (and any Lender not responding within such period shall be deemed to have declined such request). At the option of the Company, any part of the proposed increase not so subscribed may be assumed, within 10 Business Days after all Lenders have responded to (or are deemed to have declined) such request, by one or more existing Lenders and/or by one or more Persons meeting the qualifications of an Eligible Assignee, in amounts which are acceptable to the Company; it being understood that any assumption by a Person which is not an existing Lender shall be subject to consent of the Administrative Agent and each Issuing Lender (which consents shall not be unreasonably withheld or delayed). Any increase in the combined Commitments pursuant to this Section 2.17 shall become effective on the earliest
        ------------
to occur of (a) the date on which the proposed increase has been fully subscribed, (b) 10 Business Days after the date on which all Lenders have responded to (or are deemed to have declined) the Company's request for an increase and (c) the date, which shall not be earlier than the date on which all Lenders have responded to (or are deemed to have declined) the Company's request for an increase, on which the Company notifies the Administrative Agent that the Company accepts an increase in the combined Commitments which is less than the full amount of the requested increase. The Administrative Agent shall promptly notify the Company and the Lenders of any increase in the amount of the combined Commitments pursuant to this Section 2.17 and
                                             ------------
of the Commitment and Pro Rata Share of each Lender after giving effect thereto. The Company acknowledges that, in order to maintain Committed Loans in accordance with each Lender's Pro Rata Share, a reallocation of the Commitments as a result of a non-pro-rata subscription to an increase in the combined Commitments may require prepayment of all or portions of certain Committed Loans on the date of such increase (and any such prepayment shall be subject to the provisions of Section 4.4).
                                                 -----------

    2.18  Maintenance of Existing Offshore Borrowings on a Non-
          -----------------------------------------------------
Pro-Rata Basis; Temporary Non-Pro-Rata Borrowings.
-------------------------------------------------

         (a) Notwithstanding any provision of this Agreement to the contrary (but subject to subsection (c) below), all
                             --------------
Borrowings of "Offshore Rate Committed Loans" (under and as defined in the Existing Credit Agreement) which are outstanding on the Effective Date (each an "Existing Offshore Borrowing")
                                ---------------------------
shall continue to be maintained hereunder by the Lenders in accordance with their "Pro Rata Shares" (under and as defined in the Existing Credit Agreement) until the last day of the current Interest Period therefor (except to the extent prepaid or converted by the Company prior to such date). On the last day of the current Interest Period for each Existing Offshore Borrowing, either such Borrowing shall be prepaid in full or such Borrowing shall be converted to a Borrowing of Base Rate Committed Loans (and, in the case of a conversion to a Borrowing of Base Rate Committed Loans, the Lenders shall, unless the Administrative Agent has received a Payment Sharing Notice, in which case clause (c) below shall apply, make such assignments among
----------
themselves as are necessary so that each Lender has a Pro Rata Share of such Borrowing).

         (b) To enable the Company to access the full amount of the combined Commitments prior to the date on which all Existing Offshore Borrowings have been paid in full or converted to Borrowings of Base Rate Committed Loans, the Lenders agree that if (i) Existing Offshore Borrowings are outstanding and the Company may not make a Borrowing of Committed Loans from all Lenders as a result of the limitation set forth in the second proviso clause of the first sentence of Section 2.1 and (ii)
                                        -----------
all other conditions precedent to the applicable Borrowing have been satisfied (or waived in writing by the Required Lenders), the Company may, subject to the provisos to the first sentence of
Section 2.1, borrow Base Rate Committed Loans on a non-pro-
-----------
rata basis (any such Borrowing, a "Temporary Non-Pro-Rata
                                   ----------------------
Borrowing") from the Lenders whose Commitments have not been
---------
fully utilized (on a ratable basis among such Lenders). Each Temporary Non-Pro-Rata Borrowing shall be promptly prepaid to the extent (x) that the Company has availability to make a Borrowing from the Lenders in accordance with their Pro Rata Shares or (y) that, after giving effect to any assignments of Base Rate Committed Loans pursuant to the parenthetical clause in the last sentence of clause (a), any Lender would have Loans in excess
            ----------
of its Commitment.

         (c) If any Existing Offshore Borrowing or Temporary Non-Pro-Rata Borrowing is outstanding on the date on which the Administrative Agent receives a Payment Sharing Notice, the Lenders shall, in consultation with the Administrative Agent, make such adjustments among themselves (by making assignments or purchasing participations) as are necessary so that each Lender has a Pro Rata Share (either directly or via participation) of each Borrowing of Committed Loans.

                           ARTICLE III

                      THE LETTERS OF CREDIT

    3.1  The Letter of Credit Subfacility.  (a) On the terms
         --------------------------------
and conditions set forth herein (i) each Issuing Lender agrees,
(A) from time to time on any Business Day during the period from the Effective Date to the Termination Date to issue standby Letters of Credit for the account of the Company, and to amend or renew standby Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and 3.2(d), and (B) to
                ------------------     ------
honor properly drawn drafts under the Letters of Credit issued by it; and (ii) the Lenders severally agree to participate in standby Letters of Credit Issued for the account of the Company; provided that no Issuing Lender shall be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the aggregate principal amount of
      -------------
all Loans (whether Committed Loans or Bid Loans) plus the
                                                 ----
Effective Amount of all L/C Obligations exceeds the combined Commitments, (2) the Effective Amount of all L/C Obligations exceeds the L/C Commitment or (3) the participation of any Lender in the Effective Amount of all L/C Obligations plus the outstanding principal amount of the Committed Loans of such Lender exceeds such Lender's Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

         (b) No Issuing Lender shall be under any obligation to Issue any Letter of Credit if:

              (i)  any order, judgment or decree of any
    Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Lender in good faith deems material to it (it being understood that the applicable Issuing Lender shall promptly notify the Company and the Administrative Agent of any of the foregoing events or circumstances);

              (ii) such Issuing Lender has received written notice from any Lender, the Administrative Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article
                                                      -------
    V is not then satisfied;
    -
              (iii) the expiry date of such requested Letter of Credit is after the Termination Date, unless all of the Lenders have approved such expiry date in writing; or

              (iv) such Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to such Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of such Issuing Lender;


              (v) such Letter of Credit is denominated in a currency other than Dollars.

    3.2  Issuance, Amendment and Renewal of Letters of
         ---------------------------------------------
Credit.  (a) Each Letter of Credit shall be issued upon the
------
irrevocable written request of the Company received by the applicable Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least one Business Day (or such shorter time as the applicable Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately (by messenger or overnight courier) in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the applicable Issuing
Lender: (i) the face amount of the Letter of Credit; (ii) the expiry date of the Letter of Credit; (iii) the name and address of the beneficiary thereof; (iv) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (v) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vi) such other matters as such Issuing Lender may require.

         (b) Promptly upon receipt of any L/C Application or L/C Amendment Application, the applicable Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such L/C Application or L/C Amendment Application from the Company and, if not, such Issuing Lender will provide the Administrative Agent with a copy thereof. Unless the applicable Issuing Lender has received on or before the Business Day immediately preceding the date such Issuing Lender is to issue a requested Letter of Credit, (A) notice from the Administrative Agent directing such Issuing Lender not to issue such Letter of Credit because such issuance is not then permitted under subsection 3.1(a) as a
                                     -----------------
result of the limitations set forth in clauses (1) through
                                       -----------
(3) thereof or (B) a notice described in subsection
---                                      ----------
3.1(b)(ii), then, subject to the terms and conditions hereof,
----------
such Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with such Issuing Lender's usual and customary business practices.

         (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the applicable Issuing Lender will, upon the written request of the Company received by such Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least one Business Day (or such shorter time as the applicable Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately (by messenger or overnight courier) in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to such Issuing Lender: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as such Issuing Lender may require. No Issuing Lender shall have any obligation to amend any Letter of Credit if: (A) such Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. The Administrative Agent will promptly notify the Lenders of any Issuance of a Letter of Credit.

         (d) The Issuing Lenders and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the Company and upon the written request of the Company received by the applicable Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least one Business Day (or such shorter time as the applicable Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the applicable Issuing Lender shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C

Amendment Application, and shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of such Letter of Credit (which shall be a Business Day);
(iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent in writing, shall be prior to the Termination Date); and (iv) such other matters as such Issuing Lender may require. No Issuing Lender shall be under any obligation to renew any Letter of Credit if: (A) such Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the applicable Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal such Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.2(d) upon the request of the Company but such
-----------------
Issuing Lender shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, such Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Lenders hereby authorize such renewal, and, accordingly, such Issuing Lender shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

         (e) Each Issuing Lender may, at its election (or as required by the Administrative Agent at the direction of the Required Lenders), deliver any notice of termination or other communication to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

         (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

         (g)  Each Issuing Lender will deliver to the
Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or of such amendment or renewal.

    3.3  Risk Participations, Drawings and Reimbursements.
         ------------------------------------------------

         (a) On and after the Effective Date, the Existing Letters of Credit shall be deemed for all purposes (including for purposes of the fees to be collected pursuant to Section 3.8
                                                 -----------
and reimbursement of costs and expenses to the extent provided herein) to be Letters of Credit outstanding under this Agreement. Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Lender on the Effective Date a participation in each Existing Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of
Section 2.1, each Existing Letter of Credit shall be deemed
-----------
to utilize the Commitment of each Lender by an amount equal to the amount of such participation.

         (b) Immediately upon the Issuance of each Letter of Credit on or after the Effective Date, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Pro Rata Share times
(ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.1, each Issuance of a Letter of Credit
            -----------
shall be deemed to utilize the Commitment of each Lender by an amount equal to the amount of such participation.

         (c) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Lender will promptly notify the Company and the Administrative Agent. The Company shall (subject, if applicable, to its right to obtain Base Rate Committed Loans as provided below) reimburse the applicable Issuing Lender prior to 10:30 a.m. Chicago time on each date that any amount is paid by such Issuing Lender under any Letter of Credit (each such date, an "Honor Date") in an amount equal to the amount so paid by
    ----------
such Issuing Lender; provided that, to the extent that any Issuing Lender accepts a drawing under a Letter of Credit after 10:30 a.m. Chicago time, the Company will not be obligated to reimburse such Issuing Lender until the next Business Day and the "Honor Date" for such Letter of Credit shall be such next Business Day. If the Company fails to reimburse an Issuing Lender for the full amount of any drawing under any Letter of Credit by 10:30 a.m. Chicago time on the Honor Date, such Issuing Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Base Rate Committed Loans be made by the Lenders to be disbursed on the Honor Date under such

Letter of Credit, subject to the amount of the unutilized portion of the combined Commitments and subject to the conditions set forth in Section 5.2 other than Section 5.2(a). Any
         -----------            --------------
notice given by an Issuing Lender or the Administrative Agent pursuant to this subsection 3.3(c) may be oral if immediately
                 -----------------
confirmed in writing (including by facsimile); provided that
                                               --------
the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (d) Each Lender shall upon any notice pursuant to subsection 3.3(c) make available to the Administrative Agent
-----------------
for the account of the applicable Issuing Lender an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the Lenders shall (subject to subsection 3.3(e)) each be deemed to have made a
            ------------------
Committed Loan consisting of a Base Rate Committed Loan to the Company in such amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the applicable Issuing Lender the amount of such Lender's Pro Rata Share of the amount of such drawing by no later than 1:00 p.m. Chicago time on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 3.3.
           -----------

         (e) With respect to any unreimbursed drawing that is not converted into Base Rate Committed Loans in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.2 (other than subsection 5.2(a) which
         -----------             -----------------
need not be satisfied) or for any other reason, the Company shall be deemed to have incurred from the applicable Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand and shall bear interest (payable on demand) at a rate per annum equal to the Base Rate plus 2%, and each Lender's payment to such Issuing Lender pursuant to subsection 3.3(d) shall be deemed payment in
            -----------------
respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 3.3.
                                    -----------

         (f) Each Lender's obligation in accordance with this Agreement to make the Committed Loans or L/C Advances, as contemplated by this Section 3.3, as a result of a drawing
                     -----------
under a Letter of Credit, shall be absolute and unconditional and without recourse to any Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Issuing Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that each Lender's obligation to make
               --------
Committed Loans under this Section 3.3 is subject to the
                           -----------
conditions set forth in Section 5.2 (other than subsection
                        -----------             ----------
5.2(a)).
------

    3.4  Repayment of Participations.  (a) Upon (and only
         ---------------------------
upon) receipt by the Administrative Agent for the account of an Issuing Lender of immediately available funds from the Company
(i) in reimbursement of any payment made by such Issuing Lender under a Letter of Credit with respect to which any Lender has paid the Administrative Agent for the account of such Issuing Lender for such Lender's participation in such Letter of Credit pursuant to Section 3.3 or (ii) in payment of interest
            -----------
thereon, the Administrative Agent will pay to each Lender, in the same funds as those received by the Administrative Agent for the account of such Issuing Lender, the amount of such Lender's Pro Rata Share of such funds, and such Issuing Lender shall receive the amount of the Pro Rata Share of such funds of any Lender that did not so pay the Administrative Agent for the account of such Issuing Lender.

         (b) If the Administrative Agent or an Issuing Lender is required at any time to return to the Company, or to a trustee, receiver, liquidator or custodian, or to any official in any Insolvency Proceeding, any portion of any payment made by the Company to the Administrative Agent for the account of an Issuing Lender pursuant to subsection 3.4(a) in reimbursement of a
                   -----------------
payment made under a Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the applicable Issuing Lender the amount of its Pro Rata Share of any amount so returned by the Administrative Agent or such Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Administrative Agent or such Issuing Lender, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

    3.5  Role of the Issuing Lenders.  (a) Each Lender and
         ---------------------------
the Company agree that, in paying any drawing under a Letter of Credit, the applicable Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

         (b) No Issuing Lender or Administrative Agent-Related Person, nor any of their respective correspondents, participants or assignees, shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

         (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is
                             --------
not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Issuing Lender or Administrative Agent-Related Person, nor any of their respective correspondents, participants or assignees, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.6;
-----------         -----    -----------
provided that, anything in such clauses to the contrary
--------
notwithstanding, the Company may have a claim against an Issuing Lender, and such Issuing Lender may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by such Issuing Lender's willful misconduct or gross negligence or such Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing: (i) an Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) no Issuing Lender shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

    3.6  Obligations Absolute.  The obligations of the
         --------------------
Company under this Agreement and any L/C-Related Document to reimburse the applicable Issuing Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Committed Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other

L/C-Related Document under all circumstances, including the following:

              (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

              (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by any L/C-Related Document or any unrelated transaction;

              (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

              (v) any payment by an Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by an Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

              (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

              (vii)  any other circumstance or happening
    whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

    3.7  Cash Collateral Pledge. If any Letter of Credit
         ----------------------
remains outstanding and partially or wholly undrawn as of the Termination Date, then the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

    3.8  Letter of Credit Fees.  (a) The Company shall pay to
         ---------------------
the Administrative Agent for the account of each Lender a letter of credit fee with respect to each Letter of Credit equal to the L/C Fee Rate per annum of the average daily maximum amount available to be drawn on such Letter of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn).

         (b)  The letter of credit fees payable under
subsection 3.8(a) shall be due and payable quarterly in
-----------------
arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which all outstanding Letters of Credit shall expire or be fully drawn), with the final payment to be made on the Termination Date (or such later date).

         (c) The Company shall pay to each Issuing Lender a letter of credit fronting fee at such times and in such amounts as are mutually agreed to from time to time by the Company and such Issuing Lender.

         (d) The Company shall pay to each Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Lender relating to letters of credit as from time to time in effect.

    3.9  Uniform Customs and Practice.  The Uniform Customs
         ----------------------------
and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at
                                    ---
the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.


                           ARTICLE IV

             TAXES, YIELD PROTECTION AND ILLEGALITY

    4.1  Taxes. (a) Any and all payments by the Company to
         -----
each Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes and Further Taxes.

         (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

              (i)  the sum payable shall be increased as
    necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

              (ii) the Company shall make such deductions and withholdings; and

              (iii)  the Company shall pay the full amount
    deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

         (c) The Company agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes, Other Taxes and Further Taxes in the amount that such Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Administrative Agent makes written demand therefor.

         (d) Within 30 days after the date of any payment by the Company of any Taxes, Other Taxes or Further Taxes, the Company shall furnish each applicable Lender and the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender and the Administrative Agent.

         (e) If the Company is required to pay any amount to any Lender or the Administrative Agent pursuant to subsection (b)
                                               --------------
or (c) of this Section, then such Lender shall use reasonable
   ---
efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

         (f)  Notwithstanding the foregoing provisions of this
Section 4.1, if any Lender fails to notify the Company of any
-----------
event or circumstance which will entitle such Lender to compensation pursuant to this Section 4.1 within 120 days
                              -----------
after such Lender obtains knowledge of such event or circumstance, then such Lender shall not be entitled to compensation from the Company for any amount arising prior to the date which is 120 days before the date on which such Lender notifies the Company of such event or circumstance.

    4.2  Illegality.  (a) If any Lender determines that the
         ----------
introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore Rate Committed Loans, then, on notice thereof by such Lender to the Company through the Administrative Agent, any obligation of such Lender to make Offshore Rate Committed Loans shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

         (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Committed Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Offshore Rate Committed Loan of such Lender the outstanding, together with interest accrued thereon and amounts required under
Section 4.4, either on the last day of the Interest Period
-----------
thereof, if such Lender may lawfully continue to maintain such Offshore Rate Committed Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Offshore Rate Committed Loan. If the Company is required to so prepay any Offshore Rate Committed Loan, then concurrently with such prepayment, the Company shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Committed Loan.

         (c)  If the obligation of any Lender to make or maintain
Offshore Rate Committed Loans has been so terminated or suspended, all Loans which would otherwise be made by such Lender as Offshore Rate Committed Loans shall be instead Base Rate
Committed Loans.

         (d) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Committed Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

    4.3  Increased Costs and Reduction of Return.  (a) If any
         ---------------------------------------
Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Committed Loan or participating in any Letter of Credit, or, in the case of an Issuing Lender, any increase in the cost to such Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased cost.

         (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
(iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, Loans or obligations under this Agreement, then, upon demand of such Lender to the Company through the Administrative Agent, the Company shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         (c)  Notwithstanding the foregoing provisions of this
Section 4.3, if any Lender fails to notify the Company of any
-----------
event or circumstance which will entitle such Lender to
compensation pursuant to this Section 4.3 within 60 days
                              -----------
after such Lender obtains knowledge of such event or circumstance, then such Lender shall not be entitled to compensation from the

Company for any amount arising prior to the date which is 60 days before the date on which such Lender notifies the Company of such event or circumstance.

    4.4  Funding Losses.  The Company shall reimburse each
         --------------
Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

         (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Committed
Loan or Bid Loan;

         (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Committed Borrowing or a Notice of Conversion/Continuation or has accepted a Competitive Bid for such Loan;

         (c)  the failure of the Company to make any prepayment
in accordance with any notice delivered under Section 2.8;
                                              -----------

         (d) the prepayment (including after acceleration thereof) of an Offshore Rate Committed Loan or a Bid Loan on a day that is not the last day of the relevant Interest Period; or

         (e)  the automatic conversion under subsection
                                             ----------
2.4(a) of any Offshore Rate Committed Loan to a Base Rate
------
Committed Loan on a day that is not the last day of the relevant
Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or Bid Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Lenders under this Section and under subsection 4.3(a), each Offshore Rate
                       -----------------
Committed Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Committed Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Committed Loan is in fact so funded.

    4.5  Inability to Determine Rates.  If (a) the
         ----------------------------
Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Committed Loan, or (b) the Required Lenders determine that the Offshore Rate applicable pursuant to subsection 2.10(a) for any requested Interest Period with
------------------
respect to a proposed Offshore Rate Committed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Committed Loans hereunder shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders in the case of clause (b)) revokes such notice in
                       ----------
writing. Upon receipt of such notice, the Company may revoke any Notice of Committed Borrowing or Notice of Conversion/ Continuation then submitted by it. If the Company does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Committed Loans instead of Offshore Rate Committed Loan.

    4.6  Certificates of Lenders.  Any Lender claiming
         -----------------------
reimbursement or compensation under this Article IV shall
                                         ----------
deliver to the Company (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and the manner in which such amount has been calculated, and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

    4.7  Substitution of Lenders.  Upon the receipt by the
         -----------------------
Company from any Lender of a claim for compensation under
Section 4.1 or 4.3 or a notice of the type described in
-----------    ---
Section 4.2, the Company may:  (i) designate a replacement
-----------
bank or financial institution satisfactory to the Company (a "Replacement Lender") to acquire and assume all or a ratable
 ------------------
part of all of such affected Lender's Loans and Commitment; and/or (ii) request one or more of the other Lenders to acquire and assume all or part of such affected Lender's Loans and Commitment. Any designation of a Replacement Lender under clause (i) shall be subject to the prior written consent of
----------
the Administrative Agent (which consent shall not be unreasonably withheld).

    4.8  Survival.  The agreements and obligations of the
         --------
Company in this Article IV shall survive the termination of
                ----------
this Agreement and the payment of all other Obligations.


                            ARTICLE V

                      CONDITIONS PRECEDENT

    5.1  Conditions to Effectiveness.  This Agreement shall
         ---------------------------
become effective, and all loans outstanding under the Existing Credit Agreement shall be deemed to have been made hereunder and all Existing Letters of Credit shall be deemed to have been
Issued hereunder, on the date (the "Effective Date") on which
                                    --------------
the Administrative Agent shall have received (i) evidence that the

Company has paid all fees and other amounts (other than principal and interest on outstanding Loans) accrued under the Existing Credit Agreement and (ii) all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and (except for the Notes) in sufficient copies for each
Lender:

         (a)  Agreement and Notes.  This Agreement and the
              -------------------
Notes executed by each party hereto and thereto.

         (b)  Resolutions; Incumbency.
              -----------------------

              (i) Copies of the resolutions of the board of directors of the Company and each Guarantor authorizing the execution and delivery of the Loan Documents to which such Person is a party and the consummation of the transactions contemplated hereby, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person; and

              (ii) a certificate of the Secretary or Assistant Secretary of the Company and each Guarantor certifying the names and true signatures of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party (and, in the case of the Company, to execute and deliver Notices of Borrowing, Notices of Conversion/Continuation, Competitive Bid Requests, Compliance Certificates, L/C Applications, L/C Amendment Applications and similar documents).

         (c)  Organization Documents.  The articles or
              ----------------------
certificate of incorporation and the bylaws of the Company and each Guarantor as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of such Person as of the Effective Date.

         (d)  Legal Opinions.
              --------------

              (i)  An opinion of Bryan Cave LLP, counsel to the
    Company and the Guarantors, substantially in the form of
    Exhibit H; and
    ---------

              (ii)  an opinion of Mayer, Brown & Platt, special
    counsel to the Administrative Agent, substantially in the
    form of Exhibit I.
            ---------

         (e)  Payment of Fees.  Evidence of payment by the
              ---------------
Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable hereunder on the Effective Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Effective Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of

Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA), including any such costs, fees and expenses arising under or referenced in Sections 2.11 and 11.4.
                               -------------     ----

         (f)  Certificate.  A certificate signed by a
              -----------
Responsible Officer, dated as of the Effective Date, stating that:

              (i)  the representations and warranties contained
    in Article VI are true and correct on and as of such
       ----------
    date, as though made on and as of such date;

              (ii)  no Event of Default or Unmatured Event of
    Default exists or would result from the effectiveness of this Agreement; and

              (iii)  since December 31, 1996, no event or
    circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse
    Effect.

         (g)  Guaranty.  A Guaranty executed by each of the
              --------
Guarantors.

         (h)  Other Documents.  Such other approvals,
              ---------------
opinions, documents or materials as the Administrative Agent or any Lender may reasonably request.

    5.2  Conditions to All Credit Extensions.  The obligation
         -----------------------------------
of each Lender to make any Loan to be made by it and the obligation of any Issuing Lender to Issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

         (a)  Notice, Application.  The Administrative Agent
              -------------------
shall have received a Notice of Committed Borrowing or notice of the acceptance by the Company of one or more Competitive Bids or, in the case of the Issuance of any Letter of Credit, the applicable Issuing Lender and the Administrative Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2.
               -----------

         (b)  Continuation of Representations and Warranties.
              ----------------------------------------------
The representations and warranties in Article VI (excluding
                                      ----------
Section 6.5, subsections 6.7(a) and 6.7(c) and
-----------  ------------------     ------
Section 6.11) shall be true and correct on and of such
        ----
Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

         (c)  No Existing Default.  No Event of Default or
              -------------------
Unmatured Event of Default shall exist or shall result from such Borrowing or Issuance.

Each Notice of Committed Borrowing, notice of acceptance of a Competitive Bid, L/C Application and L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company that, as of the date of each such notice and as of the relevant Borrowing Date or Issuance Date, as applicable, the conditions in this Section
                                                     -------
5.2 are satisfied.
---

                           ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES

    The Company represents and warrants to the Administrative
Agent and each Lender that:

    6.1  Corporate Existence and Power.  The Company and each
         -----------------------------
of its Subsidiaries:

         (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

         (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business and (ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

         (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license;
and

         (d)  is in compliance with all Requirements of Law;

except, in each case referred to in subclause (b)(i),
                                    ----------------
clause (c) or clause (d), to the extent that the failure
----------    ----------
to do so could not reasonably be expected to have a Material
Adverse Effect.

    6.2  Corporate Authorization; No Contravention.  The
         -----------------------------------------
execution, delivery and performance by the Company and each Guarantor of each Loan Document to which such Person is party have been duly authorized by all necessary corporate action, and do not and will not:

         (a)  contravene the terms of any of such Person's
Organization Documents;

         (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or any of its Subsidiaries or any of its or their property is subject; or

         (c)  violate any Requirement of Law.

    6.3  Governmental Authorization.  No approval, consent,
         --------------------------
exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any Guarantor of the Agreement or any other Loan Document.

    6.4  Binding Effect.  This Agreement and each other Loan
         --------------
Document to which the Company or any Guarantor is a party constitute the legal, valid and binding obligations of the Company and such Guarantor, to the extent such Person is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

    6.5  Litigation.  Except as specifically disclosed on
         ----------
Schedule 6.5, there are no actions, suits, proceedings,
------------
claims or disputes pending or, to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company or any Subsidiary or any of their respective properties;
(a) which purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) as to which there exists a reasonable likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

    6.6  No Default.  No Event of Default or Unmatured Event
         ----------
of Default exists or would result from the incurring of any Obligations by the Company. As of the Effective Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

    6.7  ERISA Compliance.  Except as specifically disclosed
         ----------------
in Schedule 6.7:
   ------------

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no contribution failure has occurred with respect to a Pension Plan sufficient to give rise to a Lien under
Section 302(f) of ERISA; (iii) no Pension Plan has any Unfunded Pension Liability; (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (v) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under
Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (vi) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

    6.8  Use of Proceeds; Margin Regulations.  The proceeds
         -----------------------------------
of the Loans will be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.8. Neither the
             ------------     -----------
Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

    6.9  Title to Properties.  The Company and each
         -------------------
Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Effective Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

    6.10  Taxes.  The Company and its Subsidiaries have filed
          -----
all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

    6.11  Financial Condition.  (a) The unaudited
          -------------------
consolidated financial statements of the Company and its Subsidiaries dated December 31, 1996, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal period ended on that date:

              (i) were prepared in accordance with GAAP (subject to the absence of footnotes) consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

              (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and the results of operations for the period covered thereby (subject to ordinary, good faith year-end audit adjustments); and

              (iii)  except as specifically disclosed in
    Schedule 6.11, show all material indebtedness and other
    -------------
    liabilities, absolute or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes and material Contingent Obligations.

         (b)  Since December 31, 1996, there has been no Material
Adverse Effect.

    6.12  Environmental Matters.  The Company conducts in the
          ---------------------
ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 6.12, such Environmental Laws and
             -------------
Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

    6.13  Regulated Entities.  None of the Company, any
          ------------------
Person controlling the Company, or any Subsidiary is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

    6.14  No Burdensome Restrictions.  Neither the Company
          --------------------------
nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

    6.15  Copyrights, Patents, Trademarks and Licenses, etc.
          -------------------------------------------------
The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary, and which is material to the business or operations of the Company and its Subsidiaries, infringes upon any rights held by any other Person.

    6.16  Subsidiaries.  As of the Effective Date, the
          ------------
Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 6.16 (and no
             --------    -------------
Significant Subsidiaries other than those identified as such in part (a) of such Schedule) and has no equity investments in
--------
any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.16.
             --------    -------------

    6.17  Insurance.  The properties of the Company and its
          ---------
Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

    6.18  Swap Obligations.  Neither the Company nor any of
          ----------------
its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

    6.19  Full Disclosure.  The representations and
          ---------------
warranties made by the Company and its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents, taken as a whole, do not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


                           ARTICLE VII

                      AFFIRMATIVE COVENANTS

    So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

    7.1  Financial Statements.  The Company shall deliver to
         --------------------
the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders, with sufficient copies for each Lender:

         (a) as soon as available, but not later than 100 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Price Waterhouse L.L.P. or another nationally-recognized independent public accounting firm ("Independent Auditor"), which opinion (i) shall state that
  -------------------
such consolidated financial statements present fairly the Company's consolidated financial position for the periods indicated in conformity with GAAP and (ii) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

         (b) as soon as available, but not later than 55 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries as of such date and for such period.

    7.2  Certificates; Other Information.  The Company shall
         -------------------------------
furnish to the Administrative Agent, with sufficient copies for each Lender:

         (a)  concurrently with the delivery of the financial
statements referred to in subsections 7.1(a) and (b), a
                          ------------------     ---
Compliance Certificate executed by a Responsible Officer;

         (b) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodic or special reports
(including Forms 10K, 10Q and 8K) that the Company or any
Subsidiary may make to, or file with, the SEC; and

         (c) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

    7.3  Notices.  The Company shall promptly (or, in the
         -------
case of any event described in clause (c)(ii) below, not less
                               --------------
than 10 days prior to the occurrence of such event) notify the Administrative Agent and each Lender:

         (a) of the occurrence of any Event of Default or Unmatured Event of Default known to the Company;

         (b) of any of the following matters that has resulted or is reasonably expected to result in a Material Adverse Effect:
(i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental

Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary including pursuant to any applicable
Environmental Laws;

         (c) of the occurrence of any of the following events known to the Company which affect the Company or any ERISA Affiliate, and deliver to the Administrative Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

              (i)  an ERISA Event;

              (ii) a contribution failure with respect to a Pension Plan sufficient to give rise to a Lien under Section
    302(f) of ERISA;

              (iii)  a material increase in the Unfunded Pension
    Liability of any Pension Plan;

              (iv)  the adoption of, or the commencement of
    contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

              (v)  the adoption of any amendment to a Plan
    subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension
    Liability; and

         (d) of any material change in accounting policies or financial reporting practices by the Company and its consolidated
Subsidiaries.

         Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto. Each notice under subsection 7.3(a) shall
                                    -----------------
describe with particularity any and all clauses or provisions of this Agreement or any other Loan Document that have been breached or violated.

    7.4  Preservation of Corporate Existence, Etc.  The
         ----------------------------------------
Company shall, and shall cause each Significant Subsidiary to:

         (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its jurisdiction of organization;

         (b)  preserve and maintain in full force and effect all
governmental rights, privileges, qualifications, permits,
licenses and franchises necessary or desirable in the normal conduct of its business (except in connection with transactions permitted by Section 8.4 and sales of assets permitted by
             -----------
Section 8.3);
------------

         (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

         (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse
Effect.

    7.5  Maintenance of Property.  The Company shall, and
         -----------------------
shall cause each Subsidiary to, maintain and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

    7.6  Insurance.  The Company shall, and shall cause each
         ---------
Subsidiary to, maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

    7.7  Payment of Obligations.  The Company shall, and
         ----------------------
shall cause each Subsidiary to, pay and discharge, as the same shall become due and payable, all their respective material obligations and liabilities, including:

         (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

         (b) all material claims which, if unpaid, would by law become a Lien upon its property.

    7.8  Compliance with Laws.  The Company shall, and shall
         --------------------
cause each Subsidiary to, comply in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

    7.9  Compliance with ERISA.  The Company shall, and shall
         ---------------------
cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code; provided that, with respect to the "ABA Plan" described in
--------
Schedule 6.7, the Company shall not be deemed to be in
------------
default under this Section 7.9 if such Plan is in material
                   -----------
compliance with the foregoing provisions not later than March 1, 1997.

    7.10  Inspection of Property and Books and Records.  The
          --------------------------------------------
Company shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct entries (sufficient to permit the preparation of consolidated financial statements in conformity with GAAP) shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Significant Subsidiary to permit, the Administrative Agent, any Lender or their respective representatives, at any reasonable time during normal business hours and from time to time at the request of the Administrative Agent or the relevant Lender, to visit and inspect the properties of the Company or any Significant Subsidiary (and, if (i) any Unmatured Event of Default exists and has been continuing for 15 days or (ii) any Event of Default exists to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom), and to discuss the affairs, finances and accounts of the Company or any Significant Subsidiary with the appropriate officers of the Company or such Significant Subsidiary.

    7.11  Environmental Laws.  The Company shall, and shall
          ------------------
cause each Subsidiary to, conduct its operations and keep and maintain its property in material compliance with all material
Environmental Laws.

    7.12  Use of Proceeds.  The Company shall use the
          ---------------
proceeds of the Loans for working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document; provided that the Company shall not
                         --------
use the proceeds of any Loan to make any Acquisition if the Board of Directors of the Person to be acquired has not approved such Acquisition.

    7.13  Further Assurances.  Promptly upon the creation or
          ------------------
acquisition of any Significant Subsidiary (other than a Foreign Subsidiary), and promptly after any Subsidiary (other than a Foreign Subsidiary) shall become a Significant Subsidiary, the Company shall cause such Significant Subsidiary to execute and deliver a counterpart of the Guaranty together with such other documents (including, without limitation, resolutions, incumbency certificates and opinions of counsel) as the Agent or the Required Lenders may reasonably request in connection therewith.


                          ARTICLE VIII

                       NEGATIVE COVENANTS

    So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

    8.1  Financial Condition Covenants.
         -----------------------------

         (a)  Leverage Ratio.  The Company shall not at any
              --------------
time permit the ratio of (x) Total Indebtedness to (y) the sum of Total Indebtedness plus the Company's shareholders' equity to be greater than .50 to 1.

         (b)  Interest Coverage Ratio.  The Company shall not
              -----------------------
permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ending March 25, 1997), the Interest Coverage
Ratio to be less than 2.5 to 1.

    8.2  Limitation on Liens.  The Company shall not, and
         -------------------
shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
  ---------------

         (a) any Lien existing on property of the Company or any Subsidiary on the Effective Date and set forth in Schedule
                                                  --------
8.2 securing Indebtedness outstanding on such date, and any
---
extension, renewal or replacement of any such Lien so long as the principal amount secured thereby is not increased and the scope of the property subject to such Lien is not extended;

         (b)  any Lien created under any Loan Document;

         (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of lien has
             -----------
been filed or recorded under the Code or any other Requirement of Law;

         (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

         (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

         (f) Liens on the property of the Company or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) surety bonds (excluding appeal bonds and other bonds posted in connection with court proceedings or judgments) and (iii) other non-delinquent obligations of a like nature; in each case incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

         (g) Liens consisting of judgment or judicial attachment liens and liens securing contingent obligations on appeal bonds and other bonds posted in connection with court proceedings or judgments, provided that (i) in the case of judgment and judicial attachment liens, the enforcement of such Liens is effectively stayed and (ii) all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $30,000,000;

         (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, individually or in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

         (i) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien
                            --------
attaches to such property concurrently with or within 90 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $20,000,000;

         (j) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

         (k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated
--------
cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution; and

         (l) other Liens securing Indebtedness not at any time exceeding in the aggregate 5% of Consolidated Total Assets.

    8.3  Disposition of Assets.  The Company shall not, and
         ---------------------
shall not permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

         (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

         (b) dispositions of any of the assets identified in writing to the Administrative Agent prior to the Effective Date, to the extent that the net cash proceeds of all such dispositions does not exceed $25,000,000; and

         (c) dispositions not otherwise permitted hereunder which are made for fair market value; provided that (i) at
                                      --------
the time of any disposition, no Event of Default shall exist or shall result from such disposition and (ii) the aggregate value of all assets so disposed of by the Company and its Subsidiaries in any fiscal year shall not exceed 10% of Consolidated Total Assets as of the last day of the preceding fiscal year.

    8.4  Consolidations and Mergers.  The Company shall not,
         --------------------------
and shall not permit any Significant Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any other Person, except:

         (a) any Significant Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

         (b) any Significant Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary;
and

         (c)  any merger, consolidation or disposition in
connection with a transaction permitted by Section 8.3 or an
                                           -----------
Acquisition permitted by Section 8.5.
                         -----------

    8.5  Loans and Investments.  The Company shall not, and
         ---------------------
shall not permit any Subsidiary to, purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest or obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in any Person (including any Affiliate of the Company)(any of the foregoing an "Investment"), except for:

         (a) Investments held by the Company or any Subsidiary in the form of cash equivalents or short term marketable securities;

         (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

         (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries, provided that the aggregate amount of all extensions of
--------
credit by the Company and its Domestic Subsidiaries to Foreign Subsidiaries, plus all Investments in Foreign Subsidiaries permitted solely by subsection (e) below, shall not at any
                    --------------
time exceed 12.5% of Consolidated Total Assets;

         (d)  Investments incurred in order to consummate
Acquisitions not otherwise prohibited herein, provided that
                                              --------
no Event of Default or Unmatured Event of Default exists or will result therefrom;

         (e) Investments (other than extensions of credit) in Subsidiaries, provided that the aggregate amount of all such
              --------
Investments made by the Company and its Domestic Subsidiaries in Foreign Subsidiaries after February 27, 1996, plus all Investments in Foreign Subsidiaries permitted solely by subsection (c) above, shall not exceed 12.5% of Consolidated
--------------
Total Assets;

         (f) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

         (g) pledges or deposits required in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security legislation;

         (h) advances, loans or extensions of credit to suppliers in the ordinary course of business by the Company and its Subsidiaries;

         (i) advances, loans or extensions of credit in the ordinary course of business by the Company and its Subsidiaries to employees of the Company and its Subsidiaries;

         (j)  repurchases by the Company of its common stock to
the extent permitted by Section 8.11;
                        ------------

         (k) loans to an employee stock ownership plan established by the Company, the proceeds of which are used solely to purchase stock of the Company; and

         (l) other Investments not at any time exceeding in the aggregate 5% of Consolidated Total Assets.

    8.6  Limitation on Foreign Subsidiary Indebtedness.  The
         ---------------------------------------------
Company shall not permit its Foreign Subsidiaries to create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness at any time outstanding in an aggregate amount in excess of 10% of Consolidated Total Assets.

    8.7  Transactions with Affiliates.  The Company shall
         ----------------------------
not, and shall not permit any Subsidiary to, enter into any transaction with any Affiliate of the Company (other than the Company or a Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

    8.8  Use of Proceeds.  (a)  The Company shall not, and
         ---------------
shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock or (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock.

         (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may not be
 ---------------------
underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.
Section  24, Seventh), as amended.

    8.9  Swap Contracts.  The Company shall not, and shall
         --------------
not permit any Subsidiary to, create, incur, assume or suffer to exist any obligations under Swap Contracts except for Permitted
Swap Obligations.

    8.10  Guarantors.  The Company shall not permit more than
          ----------
10% of the consolidated total assets of the Company and its Subsidiaries (excluding Foreign Subsidiaries) at any time to be held by, or more than 10% of the consolidated revenues for any fiscal year of the Company and its Subsidiaries (excluding Foreign Subsidiaries) to be earned by, Subsidiaries which are not Guarantors.

    8.11  Restricted Payments.  The Company shall not (i)
          -------------------
declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or (ii) purchase, redeem or otherwise acquire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any shares of the Company's capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that:

         (a) the Company may declare and make dividend payments or other distributions payable solely in its common stock;

         (b) the Company may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

         (c) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may
(x) declare and pay cash dividends to its stockholders; and

(y) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire such shares, provided
                                                     --------
that the aggregate amount of all such purchases, redemptions and other acquisitions on or after February 27, 1996 shall not exceed $85,000,000.

    8.12  ERISA.  The Company shall not, and shall not permit
          -----
any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of the Company in an aggregate amount in excess of $15,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

    8.13  Change in Business.  The Company shall not, and
          ------------------
shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

    8.14  Accounting Changes.  The Company shall not, and
          ------------------
shall not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP.


                           ARTICLE IX

                        EVENTS OF DEFAULT

    9.1  Event of Default.  Any of the following shall
         ----------------
constitute an "Event of Default":

         (a)  Non-Payment.  The Company fails to pay, (i)
              -----------
when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or (ii) within three Business Days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document.

         (b)  Representation or Warranty.  Any representation
              --------------------------
or warranty by the Company or any Subsidiary made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary or any Responsible Officer furnished at any time under this Agreement or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

         (c)  Specific Defaults.  The Company fails to
              -----------------
perform or observe any term, covenant or agreement contained in any of subsection 7.3(a), Section 8.2, 8.3, 8.4,
       -----------------  -----------  ---  ---
8.8, 8.11 or 8.13.
---  ----    ----

         (d)  Other Defaults.  The Company or any Guarantor
              --------------
fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the date upon which written notice thereof is given to the Company by the Administrative Agent or any Lender.

         (e)  Cross-Default.  (i) The Company or any
              -------------
Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount of more than $30,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to become due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded, provided that the aggregate amount of all such Indebtedness
--------
and Contingent Obligations so affected and cash collateral so required shall be in the amount of $30,000,000 or more.

         (f)  Insolvency; Voluntary Proceedings.  The Company
              ---------------------------------
or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or
(iv) takes any action to effectuate or authorize any of the foregoing.

         (g)  Involuntary Proceedings.  (i) Any involuntary
              -----------------------
Insolvency Proceeding is commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; (ii) the Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding with respect to the Company or such Subsidiary; or
(iii) the Company or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business.

         (h)  ERISA.  (i) An ERISA Event shall occur with
              -----
respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $3,000,000; (ii) a contribution failure shall occur with respect to a Pension Plan sufficient to give rise to a Lien under
Section 302(f) of ERISA; (iii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $50,000,000; or (iv) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period (or any period during which (x) the Company is permitted to contest its obligation to make such payment without incurring any liability (other than interest) or penalty and (y) the Company is contesting such obligation in good faith and by appropriate proceedings), any installment payment with respect to its withdrawal liability under Section 4201 of ERISA or any contribution obligation under Section 4243 of ERISA, in each case under a Multiemployer Plan in an aggregate amount in excess of $3,000,000.

         (i)  Judgments.  One or more non-interlocutory
              ---------
judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions of $30,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 10 days after the entry thereof.

         (j)  Change of Control.  Any Change of Control
              -----------------
occurs.

         (k)  Guarantor Defaults.  The Guaranty is for any
              ------------------
reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect with respect to any Person (other than as a result of such Person ceasing to be a Significant Subsidiary or being merged or consolidated with another Person, in each case pursuant to a transaction expressly permitted hereunder), or any Guarantor or any Person on behalf of any Guarantor contests in any manner the validity or enforceability thereof or denies that such Guarantor has any further liability or obligation thereunder.

    9.2  Remedies.  If any Event of Default occurs, the
         --------
Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans and any obligation of each Issuing Lender to Issue Letters of Credit to be terminated, whereupon such commitment and obligation shall be terminated;

         (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under all outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

         (c) exercise on behalf of itself and the Lenders all other rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event
--------  -------
specified in subsection (f) or (g) of Section 9.1 (in
             --------------    ---    -----------
the case of clause (i) of subsection (g), upon the
            ----------    --------------
expiration of the 60-day period mentioned therein), the obligation of each Lender to make Loans and any obligation of each Issuing Lender to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent, the Issuing Lender or any other Lender.

    9.3  Rights Not Exclusive.  The rights provided for in
         --------------------
this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                            ARTICLE X

                    THE ADMINISTRATIVE AGENT

    10.1  Appointment and Authorization; "Administrative
          ----------------------------------------------
Agent".  (a) Each Lender hereby irrevocably (subject to
------
Section 10.9) appoints, designates and authorizes the
------------
Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) Each Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for such Issuing Lender with respect thereto; provided, however, that each Issuing Lender
         --------  -------
shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any
                             ---------
acts taken or omissions suffered by such Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Article X,
                                             ---------
included such Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Lender.

    10.2  Delegation of Duties.  The Administrative Agent may
          --------------------
execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

    10.3  Liability of Administrative Agent.  None of the
          ---------------------------------
Administrative Agent-Related Persons shall (i) be liable to any Lender for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

    10.4  Reliance by Administrative Agent.  (a) The
          --------------------------------
Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has
                        -----------
executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

    10.5  Notice of Default.  The Administrative Agent shall
          -----------------
not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If the Administrative Agent receives such a notice, the Administrative Agent will notify the Lenders of its receipt of such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with this Article X; provided, however,
                     ---------  --------  -------
that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

    10.6  Credit Decision.  Each Lender acknowledges that
          ---------------
none of the Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any Administrative Agent-Related Person.

    10.7  Indemnification of Administrative Agent.  Whether
          ---------------------------------------
or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no
                         --------  -------
Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the termination of this Agreement, the payment of all Obligations and the resignation or replacement of the Administrative Agent.

    10.8  Administrative Agent in Individual Capacity.  BofA
          -------------------------------------------
and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent or an Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or an Issuing Lender.

    10.9  Successor Administrative Agent.  The Administrative
          ------------------------------
Agent may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders (with, so long as no Event of Default exists, the consent of the Company, which shall not be unreasonably withheld or delayed) shall appoint from among the Lenders a successor administrative agent for the Lenders. If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Company, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and
                                             ---------
Sections 11.4 and 11.5 shall inure to its benefit as to
-------------     ----
any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor administrative agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Administrative Agent at the request of the Required Lenders unless BofA and any applicable Affiliate thereof shall also simultaneously be replaced as an "Issuing Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

    10.10  Withholding Tax.  (a) If any Lender is a "foreign
           ---------------
corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent:

              (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

              (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

              (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Each such Lender agrees to promptly notify the Administrative
Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

         (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the
--------------

Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

    10.11  Co-Agents.  None of the Lenders identified on the
           ---------
facing page or signature pages of this Agreement or any related document as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


                           ARTICLE XI

                          MISCELLANEOUS

    11.1  Amendments and Waivers.  No amendment or waiver of
          ----------------------
any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Company and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver,
                         --------  -------
amendment or consent shall, unless in writing and signed by all

Lenders and the Company and acknowledged by the Administrative
Agent, do any of the following:

         (a)  increase or extend the Commitment of any Lender (or
reinstate any Commitment terminated pursuant to Section 9.2);
                                                -----------

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c)  reduce the principal of, or the rate of interest
specified herein on, any Loan, or reduce any fees (other than the fees referred to in subsection 2.11(a) or subsections
                    ------------------    -----------
3.8(c) and (d)) or other amounts payable hereunder or under
------     ----
any other Loan Document;

         (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder; or

         (e)  amend this Section, or Section 2.15, or any
                                     ------------
provision herein providing for consent or other action by all Lenders;

and provided, further, that (i) no amendment, waiver or
    --------  -------
consent shall, unless in writing and signed by the applicable Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of such Issuing Lender under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it and
(ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

    11.2  Notices.  (a) All notices, requests, consents,
          -------
approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 11.2, and (ii) shall be followed promptly by
-------------
delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.2; or, as directed to the Company or
           -------------
the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Administrative Agent.

         (b) All such notices, requests, consents, approvals, waivers and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II,
                                               ----------
III or X to the Administrative Agent shall not be
---    -
effective until actually received by the Administrative Agent, and notices pursuant to Article III to the applicable Issuing
                        -----------
Lender shall not be effective until actually received by such Issuing Lender at the address specified for such "Issuing Lender" on Schedule 11.2.
   -------------

         (c) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Company or any other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

    11.3  No Waiver; Cumulative Remedies.  No failure to
          ------------------------------
exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

    11.4  Costs and Expenses.  The Company shall:
          ------------------

         (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Administrative Agent and an Issuing Lender) and the Arranger within five Business Days after demand (subject to subsection
                                                   ----------
5.1(e)) for all costs and expenses incurred by BofA (including
-------
in its capacity as Administrative Agent and an Issuing Lender) and the Arranger in connection with the negotiation, development, preparation, delivery, syndication, documentation, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including Attorney Costs incurred by BofA (including in its capacity as Administrative Agent and an Issuing Lender) and the Arranger with respect thereto; and

         (b) pay or reimburse the Administrative Agent, the Arranger and each Lender within five Business Days after demand for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

    11.5  Company Indemnification.  Whether or not the
          -----------------------
transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Administrative Agent-Related Persons and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each an "Indemnified Person") harmless from and against any and
    ------------------
all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                              -----------------------
provided that the Company shall have no obligation hereunder
--------
to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive the termination of this Agreement and the payment of all other Obligations.

    11.6  Payments Set Aside.  To the extent that the Company
          ------------------
makes a payment to the Administrative Agent or the Lenders, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, a receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

    11.7  Successors and Assigns.  The provisions of this
          ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

    11.8  Assignments, Participations, etc.  (a) Any Lender
          --------------------------------
may, with the written consent of the Company (which consent shall not be required during the existence of an Event of Default), the Administrative Agent and each Issuing Lender, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Administrative Agent or any Issuing Lender shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee")
                                               --------
all, or any ratable part of all, of the Committed Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 (or, if less, the amount of such Lender's Commitment); provided, however, that the Company and the
--------  -------
Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Administrative Agent by such Lender and the Assignee;
(ii) such Lender and its Assignee shall have delivered to the Company and the Administrative Agent an Assignment and Acceptance in the form of Exhibit J ("Assignment and Acceptance")
               ---------   -------------------------
together with any Note or Notes subject to such assignment and
(iii) such Lender or the Assignee has paid to the Administrative Agent a processing fee in the amount of $2,500.

         (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received and provided its consent (and received the consent of each Issuing Lender and, if applicable, the Company) with respect to an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

         (c) Within five Business Days after the effectiveness of any Assignment and Acceptance pursuant to subsection
                                             ----------
11.8(a)), the Company shall, upon request, execute and deliver
-------
to the Administrative Agent a new Note evidencing the applicable Assignee's assigned Loans and Commitment and, if the assignor Lender has retained a portion of its Loans and its Commitment, a replacement Note in the principal amount of the Commitment retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by the assignor Lender). Immediately upon the effectiveness of any Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and/or the resulting adjustment of the Commitments arising therefrom.

         (d) Any Lender may at any time, with notice to the Company, sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating
                                  -----------
interests in any Loans, the Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan Documents; provided,
                                              --------
however, that (i) the originating Lender's obligations under
-------
this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company, each Issuing Lender and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which a Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first
                                                     -----
proviso to Section 11.1.  In the case of any such
-------    ------------
participation, the Participant shall be entitled to the benefit of Sections 4.1,
   ------------

4.3, 4.4 and 11.5 as though it were also a Lender hereunder
---  ---     ----
(provided that no Participant shall be entitled to any greater amount pursuant to such Sections than the originating Lender would have been entitled to receive if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

         (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

    11.9  Confidentiality.  Each Lender agrees to take, and
          ---------------
to cause its Affiliates to take, normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Administrative Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company or any Subsidiary known to such Lender; provided, however, that
                                 --------  -------
any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent or any Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors;
(G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) as to any Lender or any of its Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates.

    11.10  Set-off.  In addition to any rights and remedies
           -------
of the Lenders provided by law, if an Unmatured Event of Default under subsection 9.1(a), (f) or (g) or any Event of
      -----------------  ---    ---
Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being expressly waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Company against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender;
provided, however, that the failure to give such notice
--------  -------
shall not affect the validity of such set-off and application.

    11.11  Notification of Addresses, Lending Offices, Etc.
           -----------------------------------------------
Each Lender shall notify the Administrative Agent in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

    11.12  Counterparts.  This Agreement may be executed in
           ------------
any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument.

    11.13  Severability.  The illegality or unenforceability
           ------------
of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

    11.14  No Third Parties Benefited.  This Agreement is
           --------------------------
made and entered into for the sole protection and legal benefit of the

Company, the Lenders, the Administrative Agent and the Administrative Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

    11.15  Governing Law and Jurisdiction.  (a) THIS
           ------------------------------
AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT
THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS
ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

    11.16  Waiver of Jury Trial.  THE COMPANY, THE LENDERS
           --------------------
AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY ADMINISTRATIVE AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

    11.17  Entire Agreement.  This Agreement, together with
           ----------------
the other Loan Documents (and any agreement relating to fees referred in subsection 2.11(a)), embodies the entire
            ------------------
agreement and understanding among the Company, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

    11.18  Amendment and Restatement; Return of Notes.  This
           ------------------------------------------
Agreement amends and restates the Existing Credit Agreement in its entirety and, after the effectiveness of this Agreement on the Effective Date, the Existing Credit Agreement shall be of no further force or effect (except for any provisions thereof which by their terms survive termination thereof). Each Lender agrees that it will, as promptly as practicable after the Effective Date, return to the Company any note issued to such Lender under the Existing Credit Agreement, marked to show that such Note has been superseded.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             THE EARTHGRAINS COMPANY



                             By:
                                 --------------------------------
                                Vice President and
                                Treasurer

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Administrative Agent



                             By:
                                  ----------------------------
                             Title
                                  ----------------------------


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as an
                             Issuing Lender and as a Lender



                             By:
                                  ----------------------------
                             Title
                                  ----------------------------

                             THE BOATMEN'S NATIONAL BANK
                               OF ST. LOUIS, as Co-Agent
                               and as a Lender




                             By:
                                  ----------------------------
                             Title
                                  ----------------------------

                             THE CHASE MANHATTAN BANK,
                               as Co-Agent and as a Lender




                             By:
                                  ----------------------------
                             Title
                                  ----------------------------

                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK, as Co-Agent
                               and as a Lender




                             By
                                  ----------------------------
                             Title
                                  ----------------------------

                             THE BANK OF NEW YORK




                             By
                                  ----------------------------
                             Title
                                  ----------------------------

                             THE FIRST NATIONAL BANK OF CHICAGO


                             By
                                  ----------------------------
                             Title
                                  ----------------------------

                             WELLS FARGO BANK, N.A.




                             By
                                  ----------------------------
                             Title
                                  ----------------------------

                             WACHOVIA BANK OF GEORGIA, N.A.



                             By
                                  ----------------------------
                             Title
                                  ----------------------------

                           SCHEDULE 2.1

                           COMMITMENTS
                       AND PRO RATA SHARES

Lender                                     Commitment                 Pro Rata Share
------                                     ----------                 --------------

Bank of America National Trust            $35,000,000.00               15.555555556%
and Savings Association

The Boatmen's National Bank               $30,000,000.00               13.333333333%
of St. Louis

The Chase Manhattan Bank                  $30,000,000.00               13.333333333%

Morgan Guaranty Trust Company             $30,000,000.00               13.333333333%
of New York

The Bank of New York                      $25,000,000.00               11.111111111%

The First National Bank of Chicago        $25,000,000.00               11.111111111%

Wells Fargo Bank, N.A.                    $25,000,000.00               11.111111111%

Wachovia Bank of Georgia, N.A.            $25,000,000.00               11.111111111%


TOTAL                                     $225,000,000.00              100.000000000%

                                           SCHEDULE 11.2


                              OFFSHORE AND DOMESTIC LENDING OFFICES,
                                        ADDRESSES FOR NOTICES



THE EARTHGRAINS COMPANY
-----------------------
Mr. Michael A. Salamone
Vice President & Treasurer
8400 Maryland Avenue
St. Louis, MO  63105-3668

Telephone:  314-259-7066
Facsimile:  314-259-7036

Person to whom Bid Loan correspondence should be addressed:

Mr. Michael A. Salamone
Vice President & Treasurer
8400 Maryland Avenue
St. Louis, MO  63105-3668
Telephone:  314-259-7066
Facsimile:  314-259-7036


BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  as Administrative Agent

Bank of America National Trust
and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:     David Flores
               Telephone: (415) 436-2749
               Facsimile: (415) 436-2700


Administrative Agent's Payment Office:

Attn:  Agency Management Services #5596
1850 Gateway Boulevard
Concord, California 94520
For Credit To: 12338-15039
Reference:  The Earthgrains Company

BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
  as an Issuing Lender and as a Lender

Domestic and Offshore Lending Office:
200 W. Jackson Blvd, 9th Floor
Chicago, Illinois  60697
Attention:     Patricia Thomas-Horne
               Account Administrator
               Telephone: (312) 828-3869
               Facsimile: (312) 974-9626


Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America National Trust and Savings Association
231 South LaSalle Street, 9th Floor
Chicago, Illinois  60197
Attention:     G. Burton Queen
               Managing Director
               Telephone: (312) 828-3096
               Facsimile: (312) 987-1276


THE BOATMEN'S NATIONAL BANK
---------------------------
  OF ST. LOUIS, as Co-Agent
  ------------
  and as a Lender

Domestic and Offshore Lending Office:
One Boatmen's Plaza
800 Market Street
St. Louis, Missouri 63101
Attention:     Pam Weiss
               Telephone: (314) 466-6912
               Facsimile: (314) 466-7783

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Boatmen's National Bank of St. Louis
One Boatmen's Plaza
800 Market Street
St. Louis, Missouri 63101
Attention:     Kenneth J. Schult
               Vice President
               Telephone:  (314) 466-7683
               Facsimile:  (314) 466-7783

THE CHASE MANHATTAN BANK,
------------------------
  as Co-Agent and as a Lender

Domestic and Offshore Lending Office:
140 East 45th Street, 29th Floor
New York, New York 10017-3162
Attention:     Martena Johnson
               Telephone:  (212) 622-8703
               Facsimile:  (212) 622-0002

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Chase Manhattan Bank
270 Park Avenue, 9th Floor
New York, New York 10017-2070
Attention:     Maggie Lane
               Telephone:  212-270-9803
               Facsimile:  212-270-2625

Attention:     Lyette Proctor
               Telephone:  (212) 270-2272
               Facsimile:  (212) 270-7888

MORGAN GUARANTY TRUST COMPANY
-----------------------------
  OF NEW YORK, as Co-Agent
  -----------
  and as a Lender

Domestic and Offshore Lending Office;
Notices (other than Borrowing, Conversion/
Continuation and similar operational notices):

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York  10260-0060
Attention:     Patricia Merritt
               Vice President
               Telephone:  (212) 648-6744
               Facsimile:  (212) 648-5336


Notices (Borrowing, Conversion/Continuation and similar operational notices):

c/o J.P. Morgan Services, Inc.
500 Stanton Christiana Road
P.O. Box 6070
Newark, Delaware  19713-2107
Attention:     Beth Cesari
               Telephone:  (302) 634-1857
               Facsimile:  (302) 634-1091

THE BANK OF NEW YORK,
--------------------
  as a Lender

Domestic and Offshore Lending Office:
One Wall Street, 19th Floor
New York, New York 10286
Attention:     Pilar Kinzie
               Telephone:  (212) 635-7607
               Facsimile:  (212) 635-7923

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Bank of New York
One Wall Street, 19th Floor
New York, New York 10286
Attention:     John Lambert
               Vice President
               Telephone:  (212) 635-8204
               Facsimile:  (212) 635-1208/1209


THE FIRST NATIONAL BANK OF CHICAGO,
----------------------------------
  as a Lender

Domestic and Offshore Lending Office:
One First National Plaza
Suite 0088, 1-14
Chicago, IL 60670
Attention:     April Yebd
               Telephone:  (312) 732-4823
               Facsimile:  (312) 732-2715

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The First National Bank of Chicago
One First National Plaza
Suite 0173, 1-14
Chicago, IL 60670
Attention:     William J. Oleferchik
               Telephone:  (312) 732-2947
               Facsimile:  (312) 732-1117

WELLS FARGO BANK, N.A.,
----------------------
  as a Lender

Domestic and Offshore Lending Office:
201 Third Street
San Francisco, California 94103
Attention:     Tessie Melgar
               Loan Operations Manager
               Telephone:  (415) 477-5421
               Facsimile:  (415) 979-0675

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Wells Fargo Bank, N.A.
222 West Adams Street
Suite 2180
Chicago, Illinois 60606
Attention:     Melissa F. Nachman
               Vice President
               Telephone: (312) 553-2353
               Facsimile: (312) 553-4783


WACHOVIA BANK OF GEORGIA, N.A.,
------------------------------
  as a Lender

Domestic and Offshore Lending Office:
191 Peachtree Street NE
Atlanta, Georgia  30303
Attention:     Karen Reynolds
               Telephone:  (404) 332-6446
               Facsimile:  (404) 332-6898

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Wachovia Bank of Georgia, N.A.
191 Peachtree Street NE
Atlanta, Georgia  30303
Attention:     Steven Bennett
               Telephone:  (404) 332-6739
               Facsimile:  (404) 332-6898

                            GUARANTY


     THIS GUARANTY dated as of April 30, 1997, is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative
                                                --------------
Agent") and the Lenders which are now or hereafter become
-----
parties to the Credit Agreement referred to below.

                      W I T N E S S E T H:
                      - - - - - - - - - -

     WHEREAS, The Earthgrains Company (the "Company") has
                                            -------
entered into an Amended and Restated Credit Agreement dated as of April 30, 1997 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"; terms defined in the
                   ----------------
Credit Agreement and not defined in this Guaranty are used herein as defined in the Credit Agreement) with various financial institutions (together with their respective successors and assigns, the "Lenders"), Bank of America National Trust and
              -------
Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent; and

     WHEREAS, each of the undersigned will benefit from the making of loans pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to each of the Lenders and the Administrative Agent under or in connection with the Credit Agreement and the Notes, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Liabilities"); provided, however, that
            -----------    --------  -------
the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Administrative Agent or any Lender in enforcing this Guaranty against such undersigned).

     Each of the undersigned agrees that, in the event of the dissolution or insolvency of the Company or any undersigned, or the inability or failure of the Company or any undersigned to pay debts as they become due, or an assignment by the Company or any undersigned for the benefit of creditors, or the occurrence of any other Event of Default under Section 9.1(f) or 9.1(g) of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Administrative Agent for the account of the Lenders forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

     To secure all obligations of each of the undersigned hereunder, and in addition to any rights and remedies of the Lenders provided by law, if any Unmatured Event of Default under subsection 9.1(a), (f) or (g) of the Credit Agreement or any Event of Default exists, the Administrative Agent and each Lender are authorized at any time and from time to time, without prior notice to the undersigned, any such notice being expressly waived by the undersigned to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Administrative Agent or such Lender to or for the credit or the account of the undersigned against any and all Liabilities owing to the Administrative Agent or such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Guaranty or any other Loan Document and although such Liabilities may not be due and payable. The Administrative Agent and each Lender agree to promptly notify the undersigned (and the Administrative Agent, if applicable) after any such set-off and application; provided,
                                                    --------
however, that the failure to give such notice shall not
-------
affect the validity of such set-off and application.

     This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until all Commitments have terminated and all Liabilities have been paid in full.

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any Lender to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Lender had not been made.

     The Administrative Agent or any Lender may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions without affecting the obligations of the undersigned hereunder: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Administrative Agent or such Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Administrative Agent or any Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

     Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of the Administrative Agent or any Lender until such time as the Administrative Agent and the Lenders shall have received final payment in cash of the full amount of all Liabilities.

     Each of the undersigned further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Lender in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

     The creation or existence from time to time of additional Liabilities to the Administrative Agent or the Lenders or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Administrative Agent or the Lenders or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

     The Administrative Agent and any Lender may from time to time, in accordance with Section 11.8 of the Credit Agreement, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Lender.

     No delay on the part of the Administrative Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Administrative Agent or the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent. No action of the Administrative Agent or any Lender permitted hereunder shall in any way affect or impair the rights of the Administrative Agent or any Lender or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Administrative Agent or any Lender arising under or in connection with the Credit Agreement or any Note, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

     Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative

Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Lenders. All payments by the undersigned pursuant to this Guaranty shall be made to the Administrative
Agent for the ratable benefit of the Lenders.

     This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                               --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH

LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE ADMINISTRATIVE AGENT AND EACH LENDER, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.




          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.


                            EARTHGRAINS BAKING COMPANIES, INC.


                            By:
                                   --------------------------
                            Name:
                                   --------------------------
                            Title:
                                   --------------------------




                            EARTHGRAINS REFRIGERATED DOUGH
                            PRODUCTS, INC.


                            By:
                                   --------------------------
                            Name:
                                   --------------------------
                            Title:
                                   --------------------------



     The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


                             ---------------------------------




                            By:
                                   --------------------------
                            Name:
                                   --------------------------
                            Title:
                                   --------------------------

                              NOTE

                                                   April 30, 1997


          FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order
              -------
of Bank of America National Trust and Savings Association (the "Lender") the aggregate unpaid principal amount of all Loans
 ------
made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit
                                              ------
Agreement"), among the Company, various financial institutions
---------
from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

          The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
 ----

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit
Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

    IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered as of the day and year first above written.

                          THE EARTHGRAINS COMPANY



                          By:
                                 -------------------------------
                          Title:
                                 -------------------------------

                                               Schedule A to Note



         BASE RATE COMMITTED LOANS AND REPAYMENTS OF
         -------------------------------------------
                  BASE RATE COMMITTED LOANS
                  -------------------------



                      (2)            (3)
                   Amount of      Amount of
                   Base Rate      Base Rate       (4)
        (1)        Committed      Committed      Notation
       Date           Loan        Loan Repaid    Made By
    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

    ----------    -------------   ------------   --------

                                               Schedule B to Note



        OFFSHORE RATE COMMITTED LOANS AND REPAYMENTS
        --------------------------------------------
              OF OFFSHORE RATE COMMITTED LOANS
              --------------------------------

                              (3)
                 (2)       Interest          (4)
              Amount of   Period for       Amount of
              Offshore     Offshore        Offshore
                Rate         Rate            Rate         (5)
    (1)       Committed    Committed       Committed     Notation
   Date          Loan         Loan        Loan Repaid    Made By
----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

----------   -----------  -------------  -------------  ----------

                                               Schedule C to Note


          BID LOANS AND REPAYMENTS OF BID LOANS
          -------------------------------------


                               (3)
                  (2)       Interest         (4)
                Amount       Period         Amount
                  of           for            of          (5)
    (1)           Bid          Bid           Bid        Notation
   Date         Loan         Loan         Loan Repaid    Made By
---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

---------     ----------   ----------   --------------  ---------

                              NOTE

                                                   April 30, 1997


          FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
The Boatmen's National Bank of St. Louis (the "Lender") the
                                               ------
aggregate unpaid principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the
                                 ----------------
Company, various financial institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

          The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              NOTE

                                                   April 30, 1997


         FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
The Chase Manhattan Bank (the "Lender") the aggregate unpaid
                               ------
principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, various financial
     ----------------
institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              NOTE

                                                   April 30, 1997


         FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
Morgan Guaranty Trust Company of New York (the "Lender") the
                                                ------
aggregate unpaid principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the
                                 ----------------
Company, various financial institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              NOTE

                                                   April 30, 1997


         FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
The Bank of New York (the "Lender") the aggregate unpaid
                           ------
principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, various financial
     ----------------
institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              NOTE

                                                   April 30, 1997


         FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
The First National Bank of Chicago (the "Lender") the aggregate
                                         ------
unpaid principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company,
                   ----------------
various financial institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              NOTE

                                                   April 30, 1997


         FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
Wells Fargo Bank, N.A. (the "Lender") the aggregate unpaid
                             ------
principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, various financial
     ----------------
institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                              NOTE

                                                   April 30, 1997


         FOR VALUE RECEIVED, the undersigned, The Earthgrains Company (the "Company"), hereby promises to pay to the order of
              -------
Wachovia Bank of Georgia, N.A. (the "Lender") the aggregate
                                     ------
unpaid principal amount of all Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement, dated as of April 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company,
                   ----------------
various financial institutions from time to time party thereto, Bank of America National Trust and Savings Association, as an Issuing Lender, and Bank of America National Trust and Savings Association, as Administrative Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.